WAREHOUSE AND SECURITY
                                    AGREEMENT



                            NATIONAL CORRESPONDENT



                                    Between



                         TMS MORTGAGE INC., as Lender



                                      and



                         WESTMARK MORTGAGE CORPORATION,
                                   as Borrower


                                Dated 3-26, 1997

                               TABLE OF CONTENTS



ARTICLE I -       Definitions ................................................1

ARTICLE II -      Line of Credit..............................................6

    Section 2.1   Lender's Commitment.........................................6
    Section 2.2   Advances....................................................7
    Section 2.3   Limitations on Use of Advance...............................7
    Section 2.4   Notice and Manner of Borrowing..............................7
    Section 2.5   Master Note and Interest Rate...............................7
    Section 2.6   Payments of Accrued Interest................................8
    Section 2.7   Payments of Principal.......................................8
    Section 2.8   Release of Loan Documents by Lender.........................10
    Section 2.9   No Prepayment Penalty.......................................11
    Section 2.10  Warehouse Fees and Expenses.................................11
    Section 2.11  Increase; Reduction or Termination..........................11
    Section 2.12  Method of Making Payments...................................12
    Section 2.13  Loan Funding................................................12
    Section 2.14  Termination for Non-Use of Line of Credit...................12

ARTICLE III -     Conditions Precedent .......................................12

    Section 3.1   Conditions Precedent to Lender's Obligations Hereunder......12
    Section 3.2   Conditions Precedent to Each Advance........................14
    Section 3.3   Limitations on Obligations to Advance.......................15

ARTICLE IV -      Security Interest; Power of Attorney .......................16

    Section 4.1   Grant of Security Interest..................................16
    Section 4.2   Security Instruments .......................................16
    Section 4.3   Power of Attorney ..........................................17

ARTICLE V -       Representations and Warranties..............................17

    Section 5.1   Legal Status................................................18
    Section 5.2   General Powers..............................................18
    Section 5.3   Enforceability..............................................18
    Section 5.4   Security Interest ..........................................18
    Section 5.5   Agreements; No Default......................................18
    Section 5.6   Endorsements under Power of Attorney........................18

    Section 5.7   Litigation; Compliance with Laws............................18
    Section 5.8   Payment of Taxes............................................19
    Section 5.9   Title of Assets; Absence of Liens...........................19
    Section 5.10  Representations Relating to Loans and Other
                   Collateral.................................................19

ARTICLE VI -      Affirmative Covenants ......................................22

    Section 6.1   Performance.................................................23
    Section 6.2   Payment of Expenses.........................................23
    Section 6.3   Delinquency Reports.........................................23
    Section 6.4   Records; Inspection of Reports and Documents and On-
                   Site Audit.................................................23
    Section 6.5   Further Assurances..........................................23
    Section 6.6   Notation of Endorsement.....................................23
    Section 6.7   Outstanding Agreements......................................23
    Section 6.8   Legal Compliance............................................23
    Section 6.9   Indemnification.............................................23
    Section 6.10  Faulty or Late Documentation; Unsatisfactory, Titles........24
    Section 6.11  Financial and Compliance Statements.........................24
    Section 6.12  Financial Condition.........................................25
    Section 6.13  Notice of Adverse Change....................................25
    Section 6.14  Covenants with Respect to Each Advance......................25
    Section 6.15  Third Party Powers of Attorney..............................26
    Section 6.16  Investors List..............................................26
    Section 6.17  Insurance...................................................26
    Section 6.18  Loan Servicing..............................................26
    Section 6.19  Insured Closing Letters.....................................27

ARTICLE VII -     Borrower's Negative Covenants...............................27

    Section 7.1   Underwriting Guidelines ....................................27
    Section 7.2   Use of Funds ...............................................27
    Section 7.3   Compromise of Collateral....................................27
    Section 7.4   Additional Financing Agreements.............................27

ARTICLE VIII -    Events of Default  .........................................27

    Section 8.1   Failure to Pay .............................................28
    Section 8.2   Breach of Covenant .........................................28
    Section 8.3   Breach of Representation or Warranty .......................28
    Section 8.4   Insolvency .................................................28
    Section 8.5   Cross Default...............................................28
    Section 8.6   Bankruptcy .................................................28

    Section 8.7   Dissolution.................................................28
    Section 8.8   Decline of Collateral.......................................28
    Section 8.9   Insecurity..................................................28

ARTICLE IX -      Rights and Remedies of Lender...............................29

    Section 9.1   Termination of Commitments..................................29
    Section 9.2   Acceleration of Borrower's Obligations......................29
    Section 9.3   Possession of Collateral and Records........................29
    Section 9.4   Sale of Collateral..........................................29
    Section 9.5   Set off.....................................................30
    Section 9.6   Communication with Obligors.................................3O
    Section 9.7   Collection of Collateral....................................30
    Section 9.8   Opening of Mail.............................................31
    Section 9.9   Default under Section 8.8...................................31
    Section 9.10  Cumulative Nature of Remedies...............................31

ARTICLE X -       Miscellaneous Provisions....................................31

    Section 10.1  Notice......................................................31
    Section 10.2  Construction................................................32
    Section 10.3  Amendment...................................................32
    Section 10.4  Execution...................................................32
    Section 10.5  Choice of Law; Venue and Jurisdiction.......................32
    Section 10.6  Successors and Assigns......................................32
    Section 10.7  Approval Fees and Expenses of Lender........................33
    Section 10.8  Incorporation Security Documents............................33
    Section 10.9  Waivers.....................................................33
    Section 10.10 No Third Party Beneficiary Rights...........................33
    Section 1O.11 Continuing Obligation.......................................33
    Section 10.12 Photocopies Sufficient......................................33
    Section 10.13 Time........................................................33
    Section 10.14 No Joint Venture............................................34
    Section 10.15 Final Agreement.............................................34
    Section 10.16 Recreated or Substituted Collateral.........................34
    Section 10.17 Standard of Care of Collateral; Lost Collateral.............34
    Section 10.18 Lender's Pledge of Collateral...............................34
    Section 10.19 Attorneys' Fees.............................................35

    Promissory Note

EXHIBITS

      EXHIBIT A  -  Loan Documents
      EXHIBIT B  -  Form of Borrower Trust Receipt
      EXHIBIT C  -  Request for Advance
      EXHIBIT D  -  Master Promissory Note
      EXHIBIT E  -  Form of Agreement to Pledge
      EXHIBIT F  -  Attorneys' Opinion
      EXHIBIT G  -  Guaranty
      EXHIBIT H  -  Form of Bailee Letter
      EXHIBIT I  -  Form of Master Bailee Letter
      EXHIBIT J  -  Investors List

                        WAREHOUSE AND SECURITY AGREEMENT
                        (National Correspondent Program)



         THIS WAREHOUSE AND SECURITY AGREEMENT is made and entered into as of____________, 1997, by and between TMS Mortgage Inc., a New Jersey corporation, having its principal office at 2840 Morris Avenue, Union, New Jersey 07083 ("Lender") and Westmark Mortgage Corporation, a California corporation, having its principal office at 355 N.E. Fifth Avenue, Suite 4, Delray Beach, Florida 33483 ("Borrower").

                                    ARTICLE I
                                   Definitions

         As used in this Agreement (including, without limitation, all exhibits hereto), the following terms shall have the respective meanings set forth below unless the specific context of this Agreement requires a different meaning. All terms defined in this Agreement appear throughout with the initial letters capitalized. The singular use of any defined term shall include the plural and the plural use of any defined term shall include the singular.

         Section 1.1 Advances. The term "Advances" means the principal amount of monies lent, from time to time, by Lender to Borrower under the Line of Credit subject to the terms and conditions of the Security Documents.

         Section 1.2 Agreement. The term "Agreement" means this Warehouse and Security Agreement entered into by and between Lender and Borrower and all exhibits, amendments, addenda and supplements attached hereto.

         Section 1.3 Agreement to Pledge. The tenant "Agreement to Pledge" means an agreement by Borrower to pledge Loans as Collateral to Lender substantially in the form of Exhibit "E" hereto, which form may be amended by Lender from time to time in its sole discretion.

         Section 1.4 Bailee Letter. The term "Bailee Letter" means a Bailee Letter substantially in the form of Exhibit "H" hereto, which form may be amended by Lender from time to time in its sole discretion.

         Section 1.5 Borrower Trust Receipt. The term "Borrower Trust Receipt" means a trust receipt substantially in the form of Exhibit "B" hereto, which form may be amended by lender from time to time in its sole discretion.

         Section 1.6 Business Day. The term "Business Day" means any day of the week other than (i) a Saturday, Sunday, or a day which is a legal holiday in the states of Florida, California or

New Jersey, or (ii) a day on which national banking institutions are authorized or obligated by law or executive order to be closed.

         Section 1.7 Closing Agent. The term Closing Agent" means, as of any time, the escrow agent, attorney, or other person or entity handling the closing of a Loan that is the subject of a Wet Funding Advance of whom Lender, in its sole discretion, then approves.

         Section 1.8 Closing Agent Instructions. The term "Closing Agent Instructions" means closing instructions from Borrower to a Closing Agent, in such form and substance as Lender shall approve in its sole discretion.

         Section 1.9 Collateral. The term "Collateral" means all right, title and interest of Borrower, of every kind and nature, in and to all of the following property, assets and rights of Borrower wherever located, whether now existing or hereafter arising, and whether now or hereafter owned, acquired by or accruing or owing to Borrower, and all proceeds and products thereof, whether cash or non-cash:

         (a) (i) all Loans pledged hereunder and all other mortgage loans that are from time to time made or held by Borrower including all mortgage notes and mortgages evidencing and securing such mortgage loans; (ii) all mortgage-backed securities secured by or evidencing an interest in any pool of Pledged Mortgages which are delivered or caused to be delivered to, or are otherwise in the possession of Lender or Borrower their respective agents, bailees or custodians as assignee or pledged to Lender or Borrower, or for such purpose, are registered by book-entry in the name of, Lender or Borrower, (including delivery to or registration in the name of a third party on behalf of Lender or Borrower); and (iii) all Servicing Agreements to which the Borrower is a party, ("Pledged Mortgages," "Pledged Securities," and "Pledged Servicing Agreements," respectively, and collectively "Pledged Items"), together with all right, title and interest of Borrower in any and all Loan Documents related to any of the foregoing Pledged Items;

         (b) any and all commitments issued by any private mortgage insurer or by any federal agency to insure or guarantee any Pledged Mortgage or Pledged Security;

         (c) any and all commitments of any federal agency or any other persons or entity to purchase Pledged Mortgages or Pledged Securities from Borrower;

         (d) any and all property related to the foregoing, including, without limitation, the right to service Pledged Mortgages while owned by Borrower, all accounts, accounts receivable, chattel paper, contract rights, and general intangibles of whatsoever kind so related and all documents or instruments in respect of any Pledged Item, including, without limitation, the right to receive all insurance proceeds and condemnation awards which may be payable in respect of the premises encumbered by any Pledged Mortgage;

         (e) any and all accounts, accounts receivables, contract rights, general intangibles and other amounts due to Borrower for principal and interest advances, unpaid late charges, escrow account receivables and amounts held by Borrower as principal and interest escrows, and all tax, insurance and other mortgage escrow and impound accounts relating to the Pledged Item;

         (f) any and all files, surveys, certificates, correspondence, appraisals, computer programs, tapes, escrow accounts, documents, instruments, taxes, disks, cards, accounting records, and other records and data of Borrower related to the Pledged Items;

         (g) any and all other tangible or intangible personal property of Borrower of whatever nature or description, whether now owned or hereafter acquired, including, but not limited to, all goods, machinery equipment, furniture, fixtures, inventory, accounts and accounts receivable, instruments, documents, chattel paper, choses in action, general intangibles, and other obligations due to Borrower.

         Section 1.10 Collateral Loan Documents. The term "Collateral Loan Documents" means (i) the original Note with endorsements in blank executed by Borrower; (ii) a certified true copy of the Mortgage filed for recording; (iii) assignments in blank for the Mortgage executed by Borrower; (iv) all recorded intervening assignments of the Mortgage, or certified true copies thereof, filed for recording, if any; (v) an original Title Policy or preliminary title report; and (vi) a copy of the HUD-1 or HUD-1A settlement statement certified by the related Closing Agent to be a true and correct copy of the original thereof.

         Section 1.11 Insured Closing Letter. The term "Insured Closing Letter" means an effective insured closing letter or closing protection letter, in form and substance acceptable to the Lender, from the title insurance company from which the mortgage title insurance for the related Mortgage is or is to be procured, which letter is current and in full force and effect, indemnifying and holding the Borrower and the Lender harmless from and against the failure of the Closing Agent to comply with the written closing instructions of the Borrower and Lender and from the fraud of such Closing Agent, or otherwise the failure of such Closing Agent to properly handle funds, in connection with such closing of the Loan, and which letter otherwise conforms to the requirements of Section
6.19 of this Agreement.

         Section 1.12 Investor. The term "Investor" means, as of any time, a financially sound third party private institution of which Lender, in its sole discretion, then approves, as an investor whose commitments may be relied upon for the timely purchase of Loans. The initial list of approved Investors is attached hereto as Exhibit "J."

         Section 1.13 Laws. The term "Laws" means all ordinances, statutes, rules, regulations, orders, injunctions, writs or decrees of any government or political subdivision or agency thereof, or any court or similar entity established by any such government or political subdivision or agency.

         Section 1.14 Line of Credit. The term "Line of Credit" shall mean the revolving credit accommodation to be established by Lender for Borrower in accordance with Article II hereof, subject to all of the terms and conditions of the Security Documents.

         Section 1.15 Loan. The term "Loan" means a loan that is originated or acquired by Borrower, secured by Real Property, and that is eligible for warehousing as Collateral under this Agreement.

         Section 1.16 Loan Documents. The term "Loan Documents" means with respect to each Loan constituting part of the Collateral, the Collateral Loan Documents and all accompanying instruments, insurance policies, if applicable, evidence of compliance with applicable Laws and other writings that document the Loan including, without limitation, all documents required to be delivered by Borrower to Lender, or a custodian for the benefit of and selected by Lender, or held in trust by Borrower for the benefit of Lender, pursuant to the terms of this Agreement and as listed on Exhibit "A" attached hereto.

         Section 1.17 Loan Value. The term "Loan Value" means for each Loan constituting part of the Collateral an amount equal to the lesser of:


         (a) (i) in the case of a Loan offered for sale to an Investor, ninety-eight percent (98%) of the principal balance of the Note, or

                (ii) in the case of a Loan offered for sale to Lender under a separate sale and purchase agreement between Borrower and Lender, one hundred percent (100%) of the principal balance of the Note;

         (b)    the acquisition price paid by Borrower for the Loan;

         (c) the amount requested by Borrower on the relative Request for Advance; or

         (d) the fair market value of the Loan which shall be determined by Lender in Lender's sole discretion.

         The Loan Value, in any case, shall be determined at the time of an Advance against the related Loan.

         Section 1.18 Master Bailee Letter. The term "Master Bailee Letter" means a master bailee letter substantially in the form of Exhibit "I" hereto, which form may be amended by Lender from time to time in its sole discretion.

         Section 1.19 Master Note. The term "Master Note" means the Master Promissory Note of even date herewith in a principal amount not to exceed the Maximum Principal Balance in the form attached hereto as Exhibit "D" executed by Borrower as obligor thereunder and delivered to Lender concurrently with this Agreement, and any substitutions or replacements therefor which reference this Agreement.

         Section 1.20 Maturity Date. The term "Maturity Date" means that date which is six months from the date of this Agreement, which date may be extended by the mutual written agreement of Borrower and Lender.

         Section 1.21 Maximum Principal Balance. The term "Maximum Principal Balance" means $5,000,000.00 which is the maximum aggregate principal amount Lender shall be obligated to advance to Borrower under this Agreement, as limited by the terms and conditions of the Security Documents.

         Section 1.22 Mortgage. The term "Mortgage" means any and all deed(s) of trust, deed(s) to secure debt, trust deed(s) or mortgage(s), as applicable, securing repayment of the indebtedness evidenced by a Note.

         Section 1.23 Note. The term "Note" means the instrument evidencing the indebtedness of an Obligor under a Loan whether such instrument is a note, promissory note, retail installment contract or obligation, bond, note secured by real estate, or otherwise characterized.

         Section 1.24 Obligor. The term "Obligor" means the borrower or borrowers under a Note, or any other person or entity who owes payments under a Note.

         Section 1.25 Pay Off Notice. The term "Pay Off Notice" means a notice substantially in a form required by Lender in the Standard Procedures which is to be used for purposes of notifying Lender of principal payments to be made under the Agreement.

         Section 1.26 Prime Rate. The term "Prime Rate" means the rate published in the, Money Rate section of the Wall Street Journal from time to time as the "Prime Rate." The Prime Rate shall be adjusted from time to time without prior notice to Borrower upon the date of the Wall Street Journal's publication of any changes in the Prime Rate. If two or more prime rates are published in the Wall Street Journal, the Prime Rate will be the highest one so published. If the Wall Street Journal no longer publishes a Prime Rate, Lender, in its reasonable judgment, will substitute another means of determining an annual rate of interest which will thereafter be the Prime Rate for purposes of this Agreement. Lender will give Borrower notice of such substitution.

         Section 1.27 Purchase Commitment. The term "Purchase Commitment" means a commitment issued by an Investor to purchase a Loan which commitment is substantially in a form required by Lender in the Standard Procedures.

         Section 1.28 Real Property. The term "Real Property" means the underlying fee simple interest or leasehold estate in real property improved by one to four residential units, multi-family residential units or mixed-use property.

         Section 1.29 Repayment Date. The term "Repayment Date" means the date which is sixty (60) days from the Maturity Date.

         Section 1.30 Request for Advance. The term "Request for Advance" means a notice substantially in the form of Exhibit C" attached hereto, which form may be amended by Lender from time to time in its sole discretion, and upon not less than three (3) Business Days notice to Borrower.

         Section 1.31 Security Documents. The term "Security Documents" means this Agreement, the Master Note and all other documents or writings, including all Exhibits hereto, executed for the benefit of Lender relating to the section.

         Section l.32 Servicing Agreement. The term "Servicing Agreement" means a written agreement by and between Borrower and a third party whereby Borrower agrees to act on behalf of such third party to, among other things, receive payments in respect of mortgage loans and to service such loans, whether or not such loans have been pledged as part of the Collateral.

         Section 1.33 Shipping Request. The term "Shipping Request" means a written request from Borrower to Lender for the shipment of Loan Documents to an Investor substantially in a form required by Lender in the Standard Procedures.

         Section 1.34 Standard Procedures. The term "Standard Procedures" means the procedures established by Lender for the operation of the Line of Credit which are provided by Lender to Borrower and may be amended by Lender from time to time in its sole discretion.

         Section 1.35 Wet Funding Advance. The term "Wet Funding Advance" means the funding of any Advance under this Agreement which is supported by an Agreement to Pledge.

                                   ARTICLE II
                                 Line of Credit

         Section 2.1 Lender's Commitment. Lender will establish and maintain, subject to all of the terms, conditions and provisions of the Security Documents, a revolving Line of Credit for use by Borrower in the origination or acquisition of Loans, the principal sum of which is not to exceed at any one time the Maximum Principal Balance. Lender's commitment to make Advances under the Line of Credit expires on the Maturity Date.

         Section 2.2 Advances. Subject to the terms and conditions of the Security Documents, Lender will make Advances under the Line of Credit at the written request of Mark Shaftlein, Beth McKeon or Payton Story, any one acting alone, each of whom is hereby authorized to request Advances on behalf of Borrower and direct the disposition thereof, until written notice of the revocation of such authority is received by Lender. Each such Advance shall be in an amount equal to the Loan Value of the Loan or Loans pledged to Lender in respect to such Advance.

         Section 2.3 Limitations on Use of Advance. Each Advance hereunder shall be used by Borrower solely in the origination or acquisition of Loans.

         Section 2.4 Notice and Manner of Borrowing. Borrower shall notify Lender in writing of its desire for an Advance by submitting to Lender a completed Request for Advance executed by any person or persons authorized pursuant to Section 2.2. The Request for Advance and any funding thereon shall be made in accordance with the Standard Procedures. Notwithstanding anything to the contrary in the Standard Procedures or in this Agreement, Borrower shall deliver to Lender the related Collateral Loan Documents in accordance with
Section 3.2(c) no later than the deadline for Lender's receipt of the related Request for Advance and Loan Documents as set forth in said Standard Procedures, or in the event of a Wet Funding Advance, not later than two (2) Business Days after the date of the Advance. Prior to funding, Lender shall have at least one
(1) Business Day to examine the Request for Advance and the related documents submitted in accordance with Section 3.2 and may reject such of them as do not meet the requirements of this Agreement or the terms of any Purchase Commitment as provided in Section 3.2(b). The Request for Advance may be sent by facsimile or telecopy transmission by Borrower to Lender and Lender shall be entitled to rely thereon. If the Request for Advance is initially given by facsimile or telecopy transmission, the original executed notice must be received by Lender within two (2) Business Days after Lender's receipt of the facsimile or telecopy transmission thereof. Advances made under the Line of Credit shall be by wire transfer to Borrower, to the bank account identified in the Request for Advance. Any such Advance shall be conclusively presumed to have been made to or for the benefit of Borrower when the Advance is deposited to the credit of such account. Notwithstanding anything in this Agreement to the contrary, Lender shall not be obligated to make an Advance unless such Advance can be matched by Lender to a specific Loan which has been closed or, if the subject of a Wet Funding Advance, shall be closed no later than the next Business Day following the date of the respective Advance.

         Section 2.5 Master Note and Interest Rate. Advances under the Line of Credit shall be evidenced by the Master Note. All Advances and interest thereon plus other charges hereunder, shall constitute a single indebtedness hereunder and under the Master Note. The aggregate principal amount outstanding under the Line of Credit shall bear interest at an annual rate equal to one and one-half percentage points (1.5%) in excess of the Prime Rate, as such Prime Rate changes from time to time. Changes in the interest rate will become effective on the effective date of a change in the Prime Rate. Interest shall be calculated on the basis of a three hundred sixty (360) day year and accrued daily on the aggregate principal amount outstanding under the Line of Credit. All amounts advanced by Lender to fund, any costs, fees or expenses, including attorneys' fees, relating or pertaining to or otherwise arising under the Security Documents shall be advanced under the Line of Credit, evidenced by the Master Note and treated as an Advance hereunder.

         Section 2.6 Payments of Accrued Interest. Borrower shall pay to Lender on a monthly basis interest accrued upon the aggregate principal amount outstanding under the Line of Credit, such interest payment to be for all interest accrued through and including the last day of the immediately preceding calendar month. Borrower shall pay such accrued interest to Lender by the fifteenth (15th) day of each month.

         Section 2.7 Payments of Principal. Borrower shall make the following payments of principal, without prior demand by or notice from Lender, which payments shall be applied by Lender to reduce the then outstanding principal balance of the Line of Credit:

         (a) In the event a Loan constituting part of the Collateral is sold, Borrower shall pay to Lender, no later than the date of sale of such Loan, the Loan Value of such Loan, provided that the following shall apply:

             (i) In the event such Loan is sold to Lender, the portion of the purchase price for such Loan that is equal to the amount due on the Line of Credit in respect of such Loan shall be directly applied by Lender to pay down the Line of Credit; provided, however, that Lender shall have the right to apply the remainder of the respective purchase price to further pay down the Line of Credit in its sole discretion.

             (ii) In the event such Loan is sold to an Investor whereby Lender has delivered Loan Documents to such Investor under the cover of a Bailee Letter pursuant to Section 2.8(c), Borrower shall cause the appropriate principal payment to be made, or the return of the Loan Documents, to Lender, no later than two (2) Business Days after the delivery by Lender of such Loan Documents; or, in the event Lender receives from the Investor a written notice that a defect in the Loan exists requiring cure by Borrower, and the Investor intends to have such defect cured, then the appropriate principal payment shall be made upon the earlier of cure of the defect or the expiration of twenty-one (21) days after Lender's delivery of such Loan Documents, unless such Loan Documents are sooner received by Lender.

         (b) In the event a Loan constituting part of the Collateral that is offered for sale to, but not purchased by, Lender constitutes Collateral under this Agreement for a period in excess forty-five (45) days after notice to Borrower by Lender of its decision not to purchase, then Borrower shall make to Lender an immediate payment in an amount equal to the Loan Value of such Loan.

         (c) In the event the outstanding balance on the Line of Credit exceeds the monetary limits set forth in Section 3.3(c), 3.3(d) or 3.3(e) of this Agreement, Borrower shall make to Lender an immediate payment in such amount as is necessary to reduce the outstanding balance to an amount which conforms to such limits.

         (d) In the event any Loan constituting part of the Collateral that is not offered for sale by Borrower to Lender constitutes Collateral for a period in excess of forty-five days, Borrower shall make to Lender an immediate payment in an amount equal to the Loan Value of such Loan.

         (e) Upon discovery by Borrower, or by Lender with notice to Borrower, of a breach of any representation or warranty under Article V, or that such representation or warranty no longer continues to be true, with respect to any particular Loan constituting part of the Collateral, Borrower shall make to Lender an immediate payment in an amount equal to the Loan Value of such Loan.

         (f) In the event there is any principal prepayment in whole or in part on a Loan constituting part of the Collateral, Borrower shall pay to Lender the amount of such principal payment. Such prepayment by Borrower shall constitute a prepayment of principal treated in accordance with Section 2.9. All payments of principal pursuant to this subsection shall be due no later than the fifth day of the month immediately following the month in which Borrower receives such payment from Obligor. All such payments to Lender shall be accompanied by a trial balance of all Loans on which such principal payments were made.

         (g) If at any time the outstanding principal balance of the Line of Credit exceeds the then aggregate Loan Value for all of the Loans constituting the Collateral, less the amount of any principal payments made by Obligor that are paid by Borrower to Lender, Borrower shall pay the differential immediately upon Lendees demand.

         (h) In the event Borrower fails to return to Lender any Loan Document delivered by Lender under a Borrower's Trust Receipt within five (5) Business Days of Borrower's receipt of such Loan Document, Borrower shall make to Lender an immediate payment in an amount equal to the Loan Value of the respective Loan.

         (i) In the event a Loan that is the subject of a Wet Funding Advance is not closed within one (1) Business Day of such Advance, or such Loan is closed but the related Collateral Documents are not received by Lender within two (2) Business Days of such closing, Borrower shall make to Lender an immediate payment in an amount equal to the related Advance.

         (j) All unpaid principal, accrued and unpaid interest and other amounts outstanding under the Line of Credit shall be due and payable in full on the Repayment Date.

         Unless otherwise specifically stated, all payments due Lender under this Section 2.7 shall be made within one (1) Business Day after the event giving rise to the payment obligation. Where a payment of the Loan Value of a Loan is required by this Section 2.7, the amount of the payment shall be reduced by the amount of any principal prepayments previously made to Lender that have been applied on account of such Loan. Each payment of principal made pursuant to
Section 2.7 shall be accompanied by a completed Pay Off Notice. Borrower shall deliver to Lender a copy of said Pay Off Notice at least one (1) full Business Day prior to its wiring any principal payment amount.

         Section 2.8 Release of Loan Documents by Lender.

         (a) Full Payment of All Amounts Due. Provided that no Event of Default has occurred and is occurring, upon the Repayment Date and receipt by Lender via wire in immediately available funds of all unpaid principal, accrued and unpaid interest and all other amounts outstanding under the Line of Credit, Lender shall deliver or release to Borrower, or in accordance with Borrower's written direction, all original Loan Documents in Lender's possession and constituting part of the Collateral.

         (b) Full Payment with Respect to Particular Loan. Provided that no Event of Default has occurred and is occurring, upon payment in fall in respect of a Loan or Loans in accordance with Section 2.7 and 2.13, plus any Warehouse Fee and any other expenses due under this Agreement with respect to such Loan or Loans, Lender shall deliver or release to Borrower, or in accordance with Borrower's written direction, the original Loan Documents in Lender's possession relating to such Loan or Loans.

         (c) Release of Loan Documents to Investor. Provided that no Event of Default has occurred and is occurring, Borrower may from time to time request that Lender permit the sale or other disposition of Loans constituting Collateral to an Investor (or to any one or more custodians acting on the Investor's behalf, as the case may be) pursuant to a Purchase Commitment by delivering to Lender a completed Shipping Request form. "Each Shipping Request shall include all necessary instruction and information to enable Lender, from reviewing the face thereof without further inquiry, to assemble all necessary documents, execute any necessary and appropriate endorsements or signatures, for delivery to the Investor in a timely manner and in accordance with the related Purchase Commitment and the terms of this Agreement. Borrower hereby expressly acknowledges and agrees that any delivery, sale or disposition of Collateral to any Investor shall be upon such terms and conditions as are acceptable to the Lender to protect and maintain its rights and interests therein. Such terms and conditions shall include, without limitation, delivery of Loan Documents to Investors under a Bailee Letter or other instrument that is reasonably required by Lender in its discretion to ensure that the proceeds of such sale or other disposition shall be paid to Lender and that Lender's first priority perfected security interest therein shall continue notwithstanding such delivery, sale or other disposition until receipt by Lender of all amounts due in respect of such Loan. In connection herewith, Borrower shall deliver to each Investor a Master Bailee Letter and endeavor in good faith to obtain an executed Master Bailee Letter therefrom. In no event shall Lender be obligated to deliver Loan Documents to an Investor prior to receipt of a Purchase Commitment for the related Loans and either an executed Master Bailee Letter or Bailee Letter. At no time shall Loan Documents for Loans having an aggregate Loan Value of more than $1,000,000.00 (or such larger amount as Lender in its discretion may consent to in writing from time to time) be delivered to a single Investor unless Lender shall have received an amount not less than the Loan Value of the related Loans, less any principal prepayments made to Lender on account thereof, plus any Warehouse Fee or other expenses due in connection therewith. Lender shall have no duty at any time to credit Borrower for any amounts due from any Investor in respect of any sale or disposition of a Loan until and unless Lender has received actual payment in the required amount of immediately available and cleared funds. Lender shall not be under any duty at any time to take any action to collect any amounts or enforce any obligations due from any Investor in connection with any such sale or disposition, or to recover any Loan Documents delivered to any Investor pursuant hereto.

         (d) Delivery to Borrower for Correction. Provided that no Event of Default has occurred and is continuing, Borrower may request the release of any Loan Document for correction or servicing by duly executing and delivering to Lender a Borrower's Trust Receipt which shall obligate the Borrower to return the Loan Documents within five (5) days of its receipt thereof, and if not so returned, redeem the related Loan as Collateral by making payment pursuant to
Section 2.7(h), plus any and all fees or expenses due on account of the related Loan.

         (e) Delivery Expenses. Borrower shall pay or reimburse Lender for all shipping costs and any other expenses incurred in connection with delivery hereunder.

         Section 2.9 No Prepayment Penalty. Notwithstanding any other provision of Section 2.7, any principal outstanding under the Line of Credit may be prepaid in whole or in part at any time without penalty of any kind. Except as otherwise specifically provided for in this Agreement, Lender may apply prepayments of principal to the Line of Credit in any manner according to its sole discretion.

         Section 2.10 Warehouse Fees and Expenses. Borrower shall pay to Lender Warehouse Fee in the amount of $100.00 for each Loan constituting part of the Collateral and not purchased by Lender. Such Warehouse Fee shall (i) with respect to those Loans identified in the Request for Advance as Loans Borrower does not intend to offer for sale to Lender, be payable upon delivery of the Loan Documents or other documents as are required to be submitted pursuant to
Section 3.2(c) prior to an Advance (unless Lender has otherwise agreed, in its sole discretion, to permit such fee to be payable as billed), and (ii) with respect to all other Loans, be payable as billed by Lender. In any event, the Warehouse Fee shall be paid prior to the release by Lender of any Loan Documents related to the respective Loan. In addition to the Warehouse Fee, Borrower shall reimburse Lender its actual costs for any and all wiring fees, delivery fees and other costs and expenses incurred in connection with the administration and maintenance of the Line of Credit.

         Section 2.11 Increase; Reduction or Termination. Notwithstanding any provision contained herein to the contrary, Lender shall have the right, in its sole and absolute discretion, to reduce the Maximum Principal Balance, or to terminate the Line of Credit at any time, without cause, by written notice to Borrower. Such reduction or termination shall take effect no sooner than ninety (90) days after the date such notice is given to Borrower, unless this Agreement is sooner terminated, or sooner expired on the Business Day immediately preceding the Maturity Date. Additionally, Lender may, in its sole and absolute discretion grant a request of Borrower to an increase in the Maximum Principal Balance. Any such increase shall be evidenced by an amendment to this Agreement and a new Master Note and shall become effective upon satisfaction of any and all preconditions set forth in such amendment.

         Section 2.12 Method of Making, Payments. Except as otherwise specifically provided herein or otherwise stated in writing by Lender to Borrower, all payments hereunder shall be made to Lender no later than close of Lender's business on the date when due and shall be made in lawful money of the United States of America in immediately available funds transferred via wire transfer to accounts designated by Lender from time to time. Whenever any payment to be made hereunder or under the Master Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be the next succeeding Business Day, with interest, as applicable, continuing to accrue through said Business Day.

         Section 2.13 Loan Funding. In the event the Loan Value advanced by Lender for a Loan that is subject to a Wet Funding Advance is less than the principal balance of said Loan, the difference shall be funded by Borrower. It shall be Borrower's sole responsibility, and Lender shall have no obligation, to ensure that sufficient funds to cover the difference between the Loan Value advanced by Lender and the principal balance of the respective Loan, plus other amounts as may be required to close such Loan, are forwarded to the Closing Agent or otherwise provided for funding of the Loan.

         Section 2.14 Termination for Non-Use of Line of Credit. In the event a period of ninety (90) days shall transpire during which time no request for an Advance shall have been made, Lender may, at its sole option, terminate any obligation Lender may have to make further Advances under the Line of Credit. In the event Lender exercises this option, Lender may, in its sole discretion, agree to reactivate the Line of Credit following a reevaluation of Borrower and Borrower's financial, condition.


                                   ARTICLE III
                              Conditions Precedent

         Section 3.1 Conditions Precedent to Lender's Obligations Hereunder. Before Lender will be obligated to perform any of its obligations to Borrower as contemplated by Article II hereof, Lender will have received all of the following documents and other items, all of which must be properly completed and executed by Borrower, acknowledged if applicable and dated as of the date of this Agreement:

         (a) The Security Documents;

         (b) Any documents or showings Lender may require in order to assure, protect or perfect Lender's security interest in the Collateral, properly filed or recorded with the appropriate governmental authorities, and the certifications and showings from appropriate governmental authorities confirming such filing and recordation of Lender's lien position, including without limitation, such executed Uniform Commercial Code financing statements as Lender deems appropriate, naming Borrower as debtor and Lender as secured party, containing a description of collateral matching Section 1.9 of this Agreement, and otherwise duly completed in form and substance sufficient for filing in all jurisdictions necessary in order to perfect Lender's security interest in the Collateral, together with evidence satisfactory to Lender of the proper filing thereof in all filing offices deemed necessary or appropriate by Lender;

         (c) Original certified copy of the resolution of the board of directors, or other written organizational consent of Borrower as applicable, in form and substance satisfactory to Lender, authorizing the execution, delivery and performance of the Security Documents, the endorsements and assignments referred to in this Agreement and the consummation of this Agreement;

         (d) Original certificates of the secretary of Borrower, in form and substance satisfactory to Lender, as to the incumbency and signatures of the officers executing the Security Documents and consummating the transactions contemplated therein, if applicable;

         (e) Original certificates of good standing for Borrower in its state of organization and in each state in which Borrower conducts business, if applicable;

         (f) A certified copy of the articles or certificate of incorporation and bylaws, partnership agreement, articles of organization or other applicable organizational documents of Borrower including with any amendments thereto;

         (g) All documentation described in and required by the Security Documents;

         (h) All other documentation reasonably required by Lender, including but not limited to documentation which evidences the licensing of Borrower as a mortgage banker or mortgage broker in the respective states or jurisdictions where Borrower conducts its business and where any such licensing is required;

         (i) A written opinion of Borrower's legal counsel, addressed to and for the benefit of Lender, in form and substance substantially similar to Exhibit "F";

         (j) A personal guaranty by Borrower's principal, Mark Shaftlein, as and if required by Lender, which guaranty shall be in a form and substance substantially similar to Exhibit "G" and all financial statements or other documents as may be required by Lender in connection with said guaranty;

         (k) Financial statements of Borrower for the fiscal year end immediately preceding, and for each full fiscal quarter up to, the date of this Agreement, which financial statements shall include a balance sheet, statements of income, changes in stockholder's equity and cash flows for each such period, all prepared in accordance with generally accepted accounting principles and audited by independent certified public accountants of recognized standing acceptable to Lender;

         (1) Copies of any and all financing agreements under which Borrower is a debtor which are currently in force and effect or which are being negotiated as of the date this Agreement is executed by Borrower;

         (m) Copies of Borrower's errors and omissions insurance or mortgage impairment insurance policy and blanket bond coverage policy and other insurance required by Section 6.17, or certificates in lieu of policies showing compliance by Borrower as of the date of this Agreement;

         (n) Payment of the approval fee provided under Section 10.7, plus any other amounts due upon consummation of this Agreement as provided herein;

         Section 3.2 Conditions Precedent to Each Advance. Before Lender shall be obligated to honor a Request for Advance under the Line of Credit, all of the following shall have occurred to Lender's satisfaction with respect to each Loan pledged as Collateral at the time of such Advance:

         (a) The conditions set forth in Section 3.1 will have been satisfied, and Borrower will continue to be in compliance therewith, and the Request for Advance will have been received by Lender in accordance with Section 2.4;

         (b) Borrower will have offered such Loan for sale to Lender pursuant to and in accordance with a sale and purchase agreement executed by the parties, or Borrower will have delivered a Purchase Commitment for such Loan executed by an Investor, the acceptability of which shall be in the sole discretion of Lender; and

         (c) (i) If the Advance is not the subject of a Wet Funding Advance, the Collateral Loan Documents will have been delivered to Lender no later than the respective deadline set forth in the Standard Procedures; or

         (ii) If the Advance is the subject of a Wet Funding Advance, an Agreement to Pledge, properly completed and executed by Borrower shall be delivered to Lender with the Request for Advance, and Closing Agent Instructions duly executed by the Closing Agent and an Insured Closing Letter covering the related Closing Agent shall be delivered to Lender. Furthermore, pursuant to the Agreement to Pledge, the Collateral Loan Documents shall be delivered to Lender within two (2) Business Days after the respective Advance.

         Notwithstanding anything to the contrary in this Section 3.2(c), with respect to any Loan offered by Borrower for purchase by Lender, Borrower shall cause to be delivered to Lender all remaining Loan Documents within five (5) Business Days after the respective Advance.

         Section 3.3 Limitations on Obligations to Advance. Lender shall have no obligation to honor a Request for Advance if any of the following is true:

         (a) Any Loan Document received by Lender in connection with the Loan or Loans being pledged in respect of such Advance, following opportunity for correction by Borrower in accordance with Section 2.8(d), is deemed by Lender in Lender's sole discretion to be unsatisfactory or inadequate.

         (b) Borrower is in default under the Security Documents or has otherwise failed to comply with any requirement, obligation or duty, provided for therein.

         (c) The total aggregate outstanding amount of Advances in respect to all Loans that are not purchased by lender, whether or not offered for sale to Lender by Borrower, exceeds the lesser of ten percent (10%) of the Maximum Principal Balance or thirty percent (30%) of the average daily balance outstanding on the Line of Credit during the preceding thirty (30) days; or

         (d) The aggregate principal amount outstanding under the Line of Credit exceeds an amount equal to the aggregate Loan Value of all of the Loans constituting the Collateral.

         (e) The aggregate outstanding amount of Advances in respect to Loans subject to a Wet Funding Advance with respect to which Lender has not yet received the related Collateral Loan Documents exceeds $1,000,000.00.

         (f) The outstanding principal balance of any Loan pledged as Collateral exceeds $300,000.00 unless Borrower obtains Lender's prior written consent, or the outstanding principal balance of any such Loan exceeds $500,000.00; or

         (g) The amount of the Advance requested exceeds the Loan Value of the Loan or Loans offered as Collateral in support of the Advance requested.

         (h) Any delinquency in excess of thirty (30) days or any material default exists on any Collateral.

         (i) The Maturity Date has occurred and no extension thereof has been granted by Lender.

         (j) An event exists which with the passage of time, the giving of notice, or both, would constitute an Event of Default under this Agreement.

         (k) Any representation or warranty of Borrower contained or rendered in connection with this Agreement has ceased to be true at the time of Borrower's request for an Advance or will cease to be true upon Borrower's receipt of such Advance.

         (1) Borrower has incurred any material liability, direct or contingent, other than in the ordinary course of its business, since the dates of Borrower's most recent financial statements delivered to Lender pursuant to this Agreement.

         (m) There has occurred any change in applicable Law, or interpretation thereof, with respect to which Lender, or its legal counsel, is of the reasonable opinion that Lender would be in violation of such Law by making such Advance.

         (n) The related Real Property is located in a jurisdiction not previously addressed in the opinion of counsel delivered pursuant to Section 3.1
(i), or there has occurred any event, change of circumstance or change of applicable Law, or interpretation thereof, which calls into question any of the matters addressed in such opinion of counsel, unless Borrower has delivered to Lender an updated opinion of counsel, addressed to and for the benefit of Lender, covering such matters in Exhibit "F" hereto as Lender may reasonably request.

                                   ARTICLE IV
                      Security Interest, Power of Attorney

         Section 4.1 Grant of Security Interest. In consideration of Lender's establishment of the Line of Credit for Borrower, the Advances made and to be made by Lender and for other valuable consideration, the receipt and adequacy of which is hereby acknowledged by Borrower, Borrower hereby pledges, hypothecates, assigns and grants to Lender, and its successors and assigns, a perfected first priority continuing security interest in the Collateral, including, but not limited to, all Loans with respect to which an Advance is made and all Loan Documents, both now existing or which may come into existence or otherwise acquired in the future, which security interest shall secure (i) the full and complete performance of Borrower of the terms and conditions of the Security Documents; (ii) the indebtedness of Borrower to Lender under the Line of Credit and the Master Note; (iii) the repayment to Lender of all expenses, fees and amounts due and payable under this Agreement; (iv) all future advances of any kind by Lender to Borrower or to or for the account of Borrower; and (v) all other liabilities and indebtedness of Borrower to Lender, now existing or hereafter incurred, whether matured or unmatured, direct or contingent, joint or several, including extensions and renewals thereof.

         Section 4.2 Security Instruments. Borrower agrees from time to time to execute such other documents deemed necessary by Lender to evidence, perfect and continue the security interest granted by Borrower hereunder.

         Section 4.3 Power of Attorney. Borrower hereby appoints Lender its attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions hereof and taking any action and executing any instruments which Lender may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest provided, however, that this power of attorney shall terminate upon the latest of Borrower's payment in full of all obligations owing to Lender under this Agreement and under the Master Note or termination or expiration of this Agreement. Without limiting the generality of the foregoing, Lender shall have the right and power
(i) to give notices of its security interest in the Collateral to any person, either in the name of Borrower or in its own name; (ii) to endorse and deliver to any person or entity any check, instrument or other paper coming into Lender's possession and representing payment made in respect of any Note included in the Collateral or in respect of any other Collateral; (iii) to prepare, complete, execute, deliver and record any assignment of Mortgage to Lender, or to any other person or entity; (iv) to endorse and deliver any Note relating to any Loan constituting the Collateral and do every other thing necessary or desirable to effect transfer of all or any portion of the Collateral to Lender or to any other person or entity; (v) to take all necessary and appropriate action in respect to all obligations of Borrower hereunder and the items of Collateral to be delivered to Lender or held by Borrower in trust for the Lender including, without limitation, to instruct any title company or closing agent to deliver any Loan Document held by it directly to tender or its designee; (vi) to commence, prosecute, settle, discontinue, defend, or otherwise dispose of any claim relating to any part of the Collateral; (vii) to endorse and collect all checks payable to the order of the Borrower representing any payment on account of or the sale proceeds of any Loan constituting Collateral;
(viii) to execute and acknowledge any Loan Documents or other documents necessary in order to perfect Lender's interest in accordance with this Agreement; and (ix) generally to sign Borrower's name wherever necessary or appropriate to effect the performance of this Agreement. This section shall be liberally construed so as to give the greatest latitude to Lender's power as Borrower's attorney-in-fact to collect, sell and deliver any of the Collateral and all other documents relating thereto. The powers and authorities herein conferred on Lender may be exercised by or through any person or entity who, at the time of the execution of a particular instrument, is an authorized officer of Lender. The power of attorney conferred by this Section shall become effective upon the, execution and delivery of this Agreement and is granted for a valuable consideration. All persons or entities dealing with Lender, any officer thereof, or any substitute attorney, acting pursuant hereto shall be fully protected in treating the powers and authorities conferred by this Section as existing and continuing in full force and effect until advised by Lender that obligations hereunder have been fully and finally paid and satisfied and the Agreement has expired or otherwise terminated.

                                    ARTICLE V
                         Representations and Warranties

         Borrower hereby represents and warrants to Lender that so long as Borrower has any unpaid indebtedness or other obligations to Lender, or Lender has any outstanding commitment to Borrower, contingent or otherwise, all of the following will be true:

         Section 5.1 Legal Status. Borrower is legally and properly organized and validly existing and is in good standing under the Laws of the state governing its creation or operations and is duly qualified and in good standing in each and every other state in which the business it conducts requires it to be so qualified. Borrower is duly licensed as a mortgage banker, mortgage broker or however required in all jurisdictions where it conducts its business and where any such licensing is required.

         Section 5.2 General Powers. Borrower has the power and authority to own its properties, to carry on its business in the manner in which it conducts such business and to execute, acknowledge and deliver the Security Documents and any other documents contemplated herein to be executed, acknowledged or delivered by it.

         Section 5.3 Enforceability. The Security Documents, when duly executed and delivered by Borrower, will be enforceable in all respects by Lender against Borrower.

         Section 5.4 Security Interest. Lender will have a perfected first lien security interest in the Collateral.

         Section 5.5 Agreements; No Default. Borrower is not in default under any other credit or loan transaction with any other lender. Furthermore, Borrower is not a party to any agreement, instrument or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements provided to Lender hereunder. Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument or indenture which default could have a material adverse effect on the business, operations, properties or financial condition of Borrower. No holder of any indebtedness of Borrower has given notice of any asserted default thereunder, and no liquidation or dissolution of Borrower and no receivership, insolvency, bankruptcy, reorganization or other similar proceedings relative to Borrower or any of its properties is pending, or to the knowledge of Borrower, threatened.

         Section 5.6 Endorsements under Power of Attorney. All endorsements to Notes, executions of assignments of mortgages or deeds of trust, or any other signatures on Loan Documents made by third parties on behalf of Borrower are valid and enforceable as to bind Borrower as if Borrower signed said documents itself, and said endorsements, assignments or other execution of documents are made pursuant to valid and enforceable powers of attorney granted to such third party by Borrower.

         Section 5.7 Litigation; Compliance with Laws. There are no actions, claims, suits or proceedings pending, or to the knowledge of Borrower threatened or reasonably anticipated against or affecting Borrower in any court or before any arbitrator or before any government commission, board, bureau or other administrative agency which, if adversely determined, may reasonably be ' expected to result in any material and adverse change in the business, operations, assets or financial condition of Borrower. Borrower is not in violation of any provision of any Law, or of any judgment, award, rule, regulation, order, decree, writ or injunction of any court or public regulatory body or authority which might have a material adverse effect on the business, operations, assets or financial condition of Borrower.

         Section 5.8 Payment of Taxes. Borrower has filed or caused to be filed all federal, state and local income, excise, property and other tax returns with respect to the operations of Borrower which are required to be filed, all such returns are true and correct, and Borrower has paid or caused to be paid all taxes as shown on such returns or on any assessment, to the extent that such taxes have become due. The amounts reserved, as a liability for income and other taxes payable, in the financial statements provided to Lender in connection with entering this Agreement are sufficient for payment of all unpaid federal, state and local income, excise property and other taxes, whether or not disputed, of Borrower accrued for or applicable to the period and on the dates of such financial statements and all years and periods prior thereto and for which Borrower may be liable in its own right or as transferee of the assets of, or as successor to, any other person or entity.

         Section 5.9 Title of Assets; Absence of Liens. Borrower has good, valid, insurable (in the case of real property) and marketable title to all of its properties and assets (whether real or personal, tangible or intangible) reflected on the financial statements provided to Lender in connection with entering this Agreement, except for such properties and assets as have been disposed of since the date of such financial statements as no longer used or useful in the conduct of its business or as have been disposed of in the ordinary course of business, and except for Servicing Agreements; and Borrower has good title to all Servicing Agreements and servicing rights thereunder subject only to rights of other counterparties to the Servicing Agreements; and all such properties and assets are free and clear of all Liens except as disclosed in such financial statements and except as otherwise agreed to in writing and expressly accepted by Lender.

         Section 5.1 0 Representations Relating to Loans and Other Collateral. Borrower makes the following representations and warranties with respect to each Loan constituting part of the Collateral, each representation and warranty to be deemed made anew by Borrower at the time each Loan is pledged provided that with respect to Loans that are subject to a Wet Funding Advance, the representations and warranties shall be true and correct within one (1) Business Day of the respective Advance:

         (a) Such Loan was originated in accordance with the loan origination, eligibility and credit underwriting standards of Borrower then in effect. Furthermore, such Loan was originated in accordance, and the form of Loan Documents comply, with all applicable federal, state, and local laws, rules, regulations and ordinances, including without limitation, the Federal Real Estate Settlement Procedures Act, as amended, and Regulation X thereunder; the Federal Truth in Lending Act, as amended, and Regulation Z thereunder; the Federal Equal Credit Opportunity Act, as amended, and Regulation B thereunder; all applicable state statutes and regulations affecting the originating lender, and all applicable usury and interest rate limitations laws. The originator of the

Loan is, and was at the time of origination, duly authorized and licensed to originate the Loans pursuant to any and all applicable Laws.

         (b) Borrower has reviewed the Loan Documents pertaining to such Loan and has examined and made such other inquiry, including, without limitation:
(i) the circumstances surrounding the Obligor's application for the Loan; (ii) the conduct of the authorized broker or third party lender originating the Loan, if applicable; and (iii) the documentation of such Loan, which is necessary in order to confirm the accuracy of the representations and warranties made by the Borrower in this Section 5.10.

         (c) All Loan Documents evidencing such Loan are valid and enforceable according to their terms and have been properly completed and executed.

         (d) All policies of title insurance, hazard insurance, and flood insurance respecting such Loan and the related Real Property and improvements thereon are in full force and effect, have been fully paid and have been issued by sound and financially responsible insurance companies, duly licensed and qualified to transact business, and are in such amounts as are required by law and as satisfy prevailing industry standards. All such policies insure Borrower, among others, as loss payee thereunder, in a form such that it may be endorsed to Lender as loss payee as required hereunder, and there are no facts or circumstances which could provide a basis for revocation of any policies or defense to any claims made thereon. If such Real Property is located in a special flood hazard area identified by the Federal Emergency Management Agency ("FEMA") pursuant to the National Flood Insurance Reform Act of 1994, as amended (the "Act"), a flood insurance policy issued by FEMA, or one conforming to the requirements of the Federal Housing Administration, has been obtained and complies with this Subsection (c) and with the Act.

         (e) In the event such Loan is secured by Real Property, such Loan is secured by a valid, enforceable first or second lien on the fee simple title to, or a valid enforceable lien on a leasehold estate at least five years longer than the term of the Mortgage on, the Real Property, subject only to the lien of current real property taxes and assessments, and covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the related Mortgage.

         (f) The terms, covenants and conditions of such Loan have not been waived, altered, impaired or modified in any respect. The monthly payments are sufficient to amortize the original principal balance of such Loan over the original term, unless the provisions of the Loan otherwise provide for a balloon payment, and are scheduled monthly to pay interest in arrears at the interest rate on the Note. No payment schedule on a Loan has been set up to cause negative amortization of the Loan's principal balance.

         (g) There is no default, breach, violation or event of acceleration existing under the terms and covenants of such Loan, nor has any event occurred which upon the giving of notice or the lapse of time, or both, would constitute a default, breach, violation or event of acceleration, nor has Borrower waived any of the foregoing.

         (h) All requirements set forth in the Loan Documents pertaining to such Loan and any other applicable Laws have been fully met and complied with. There is no requirement or obligation for future advances under such Loan. There is not outstanding any advance of funds by Borrower to or on behalf of the Obligor to be used by the Obligor for the payment of any monthly installment, principal, interest or other charges payable under such Loan.

         (i) No payments are thirty (30) days or more past due under such Loan.

         (j) All costs, fees and expenses incurred in making, closing and recording such Loan have been paid, all proceeds of such Loan have been fully disbursed and received by or for the benefit of the Obligor.

         (k) The related Real Property is assessed separate and apart from any other property for local property tax purposes. There are no delinquent tax or delinquent assessment liens against the Real Property.

         (1) The origination, servicing, record keeping and collection practices used with respect to such Loan have been, and shall continue to be, in all respects in accordance with all applicable requirements, legal and prudent and nothing has been done, or omitted to be done, which creates, or would create, an offset, defense (including the defense of usury) counterclaim or moratorium with respect to such Loan, and particularly the obligation of the Obligor to pay the unpaid principal of, and interest on, the Loan.

         (m) There is pending no proceeding for a total or partial condemnation of the related Real Property or any part thereof and said Real Property is free of material damage. There is no improvement covered by such Loan in violation of any applicable zoning law or regulation, building code or any valid restrictive or protective covenant or setback line.

         (n) The related Mortgage, if applicable, has been duly recorded or filed for record in the proper public office, or sent for recording or filing, in order to give constructive notice thereof to all subsequent purchasers or encumbrancers of the related Real Property.

         (o) Borrower is the sole legal and equitable owner and holder of such Loan, free and clear of all liens, and there has not been any other sale or assignment thereof. Borrower has, and will continue to have, the full right, power and authority to pledge the Loans and Collateral and to sell and assign the Loans to Lender or Investors.

         (p) The Obligor of such Loan, or any other grantor of the related Mortgage has not conveyed such Obligor's or grantor's right, title or interest to or in the Real Property to any party.

The related Note is not, and has not been, secured by my collateral except the lien of the related Mortgage, and the Mortgage was not given as collateral or security for the performance of obligations of any person other than the mortgagor or trustor, as applicable.

         (q) The Mortgage, if applicable, contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Real Property of the benefits of the security provided thereby, including (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (ii) otherwise by judicial foreclosure. In the event that the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust or has been substituted in accordance with applicable law.

         (r) The related Mortgage has not been satisfied, released, canceled, deferred or subordinated, in whole or in part, and the Real Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would affect any satisfaction, release, cancellation, subordination, deferral or rescission.

         (s) All parties to the related Note and Mortgage had legal capacity at the time to enter into such Loan and to execute and deliver the Note and Mortgage, no Obligor has been released in whole or in part from any liability under the Note, and the Note and Mortgage have been duly and properly executed by such parties, are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with their terms, except as enforceability may be limited by debtor relief laws.

         (t) With respect to any Loan secured by Real Property that is improved by multi-family or mixed-use properties, all inspections, licenses and certificates required to be made or issued with respect to the use and occupancy thereof, including without limitation certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, and the Real Property is lawfully occupied under applicable law.

         (u) No Loan has a shared appreciation feature, or other contingent interest feature. No loan falls within the coverage of Section 103(aa) of the Truth-in-Lending Act, as amended, nor Section 226.32 of Federal Reserve Board Regulation Z, as amended, which govern certain mortgages commonly known as "high cost mortgages" or "Section 32 mortgages."

                                   ARTICLE VI
                              Affirmative Covenants

         Borrower agrees that so long as Borrower has any unpaid indebtedness or obligations to Lender, contingent or otherwise, Borrower will, unless Lender otherwise consents in writing:

         Section 6.1 Performance. Pay in full to Lender when, and as due, all amounts that are due and payable under the Security Documents and fully perform each and every covenant, duty and responsibility required of it pursuant to the terms and conditions of the Security Documents.

         Section 6.2 Payment of Expenses. Promptly reimburse and pay on a current basis to Lender all necessary and reasonable costs, expenses and fees, as established throughout this Agreement.

         Section 6.3 Delinquency Reports. Within ten (1O) days after the end of each calendar month, furnish to Lender a servicing portfolio delinquency report of Borrower with respect to the Loans constituting part of the Collateral and for which Borrower retains the servicing rights, as of the end of the previous calendar month.

         Section 6.4 Records, Inspection of Reports and Documents and On-Site Audit. Provide Lender access for inspection of its books, documents and records as Lender shall request from time to time. Lender will be allowed to conduct, from time to time, financial and operational audits at Borrower's office during normal business hours. Borrower shall maintain adequate books, accounts and records in accordance with generally accepted accounting principles.

         Section 6.5 Further Assurances. Execute and deliver such additional documents as may be reasonably required by Lender from time to time to document and consummate the transactions contemplated in this Agreement, and comply with such administrative requests as Lender may reasonably make from time to time in order to provide for the proper, timely and efficient administration of the transactions contemplated in this Agreement.

        Section 6.6 Notation of Endorsement. Make appropriate notations on its books of all endorsements to Lender or in blank for the benefit of Lender, and shall give such notice thereof to such persons as Lender may from time to time require.

         Section 6.7 Outstanding Agreements. Perform all its obligations under, and provide to Lender upon request a written statement in full detail of, all of its outstanding agreements to borrow funds or obtain other credit accommodations from other lenders or other persons.

         Section 6.8 Legal Compliance. Comply with any and all Laws applicable to any and all aspects of Borrower's business operations, including without limitation, proper licensing requirements to originate the Loans constituting Collateral under this Agreement.

         Section 6.9 Indemnification. Indemnify, defend and save Lender and any of its officers, directors, employees or agents harmless from any and all loss, liability, damage, or expense, including reasonable attorneys' fees and costs, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against Lender in any way relating to or arising out of the Security Documents, the Loans, or any other transactions made in connection with this Agreement.

Should Lender or any of its officers, directors, employees or agents incur any loss, liability, damage or expense of any kind or nature whatsoever indemnified against by the Borrower, the same shall be paid by Borrower to Lender within ten
(10) days from the date on which demand for such payment is made by Lender upon Borrower. Lender agrees not to make any payment or settle any claim for which it will seek indemnification from Borrower for a period of ten (10) days after giving Borrower written notification of its intention to make such payment or settle such claim.

         Section 6.10 Faulty or Late Documentation; Unsatisfactory Titles. Correct or cure any of the following within five (5) Business Days after notice from Lender of such defect or omission:

         (a) Any errors, omissions or inaccuracies in the Loan Documents delivered to or reviewed by Lender in support of a requested Advance;

         (b) Any defect in the status of title to the Real Property securing any Loan;

         (c) Any failure of Borrower to deliver any Loan Document to Lender by the date specified hereunder.

         If Borrower fails to correct such defect or omission in a manner acceptable to Lender within five (5) Business Days after notice, Lender shall have the right to demand immediate reimbursement from Borrower of all funds advanced by Lender with respect to the related Loan, and refuse to honor any other requests for Advances until the faulty documentation or title matter has been cured by Borrower, the late Loan Document has been delivered to Lender, or Borrower has repaid to Lender all amounts due to Lender under or on account of the Loan that is the subject of the faulty or late documentation or unsatisfactory title.

         Section 6.11 Financial and Compliance Statements. Furnish to Lender:

         (a) As soon as available and in any event within one hundred twenty
(120) days after the end of Borrower's fiscal year, financial statements of Borrower including a balance sheet, statements of income and changes in stockholder's equity for such fiscal year, all in reasonable detail, audited by an independent certified public accountant of recognized standing and certified by Borrower's chief financial officer, and prepared in accordance with the generally accepted accounting principles.

         (b) As soon as available and in any event within sixty (60) days after the end of each fiscal quarter of Borrower, financial statements of Borrower for the period beginning the first of Borrower's fiscal year to the end of such fiscal quarter, including a balance sheet, statements of income and changes in stockholder's equity for such fiscal quarter, all in reasonable detail and certified by Borrower's chief financial officer, and prepared in accordance with generally accepted accounting principles.

         Section 6.12 Financial Condition. Borrower shall, during the entire term of this Agreement, maintain: (i) a minimum financial net worth of $3,600,000.00; (ii) a minimum current ratio (current assets divided by current liabilities) of 1.1; and (iii) a maximum debt to worth ratio (total liabilities divided by net worth) of 9.0; provided, however, that if Borrower is now or becomes indebted under any other financing agreement during the term of this Agreement, and any such financing agreement contains financial covenants that are more restrictive than stated herein, then the financial covenants of such other financing agreement shall prevail. Any Guarantor of this Agreement shall maintain those certain financial conditions that may be specified in a guaranty executed in favor of Lender pursuant to Section 3.1(j) of this Agreement. Any adverse change in these stated financial conditions with respect to Borrower or any Guarantor shall constitute a material adverse change for purposes of Section 6.13.

         Section 6.13 Notice of Adverse Change. Borrower shall notify Lender of any material adverse change since the date of the Agreement in the financial or any other condition of the Borrower or any Guarantor, which would warrant withholding further Advances or otherwise constitute a default under this Agreement. The duty to notify shall include, but is not limited to, changes in the ownership, business structure or key management personnel of Borrower; notice of investigation, revocation or pending regulatory action against any license or permit held by Borrower, or principal of Borrower; or notice of pending litigation or actual litigation relative to Borrower, or Borrower's agents, officers, or principals in an amount in excess of $100,000.00.

         Section 6.14 Covenants with Respect to Each Advance. Borrower shall:

         (a) Insure to Lender a perfected first lien security interest in the Collateral and the proceeds thereof, including but not limited to all Collateral currently existing or which may subsequently come into existence or may be otherwise acquired by Lender or Borrower in the future, in accordance with the provisions of this Agreement. Borrower shall undertake such further acts, execute such further documents and assist Lender in such a manner as Lender may require in order that Lender may fully and completely receive the benefit of and exercise the rights and obligations transferred to Lender pursuant hereto.

         (b) Maintain or cause to be maintained, such fire and extended coverage insurance (including flood and earthquake) on all Real Property forming the basis of the Collateral as may be required by Lender and as permitted by applicable law and certify the existence thereof to Lender; provided, however, that should Borrower fail to maintain or cause to be maintained such insurance satisfactory to Lender, Lender may obtain such insurance at Borrower's expense and such expense shall be added to the amounts outstanding under this Agreement, repayment of which shall be secured by the security interest created hereby.

         (c) Comply with each and every duty and obligation set forth under
Section 3.2 hereof.

         (d) Notify Lender in writing within ten (10) days of (i) any known default which occurs relative to any Collateral or Loan Documents delivered to Lender, or (ii) any default by Borrower under the Security Documents.

         (e) With respect to any Wet Funding Advance:

             (i) without limiting the generality of Section 6.9, indemnify, defend and hold Lender harmless from and against any loss, including reasonable attorney's fees and costs, attributable to the failure of the Closing Agent or the title insurance company from which the title insurance for the related Mortgage is procured, to comply with the Closing Agent Instructions; and

             (ii) collaterally assign to Lender all of Borrower's right title and interest in, to and under each related Insured Closing Letter, each such Insured Closing Letter to constitute additional Collateral available to Lender in the event of loss with respect to the closing of such Loan.

         Section 6.15 Third Party Powers of Attorney. Borrower shall provide to Lender immediately upon Lender's request copies of any and all powers of attorney executed by Borrower authorizing third parties to execute or endorse Loan Documents on behalf of Borrower.

         Section 6.16 Investors List. Borrower shall notify Lender of any new potential third party Investor. Lender may approve such third party as an Investor for purposes of this Agreement in its sole discretion. Lender shall have no obligation with respect to the release of Loan Documents to such third party until so approved as an Investor.

         Section 6.17 Insurance. Maintain (a) errors and omissions insurance or mortgage impairment insurance and blanket bond coverage, with such companies and in such amounts as satisfy prevailing industry standards or applicable requirements of any state licensing authority, having jurisdiction over Borrower, and (b) liability insurance and fire and other hazard insurance on its properties, with responsible insurance companies, in such amounts and against such risks as is customarily carried by similar businesses operating in the same vicinity; and (c) within thirty (30) days after notice from Lender, obtain such additional insurance as Lender shall reasonably require, all at the sole expense of Borrower. Copies of such policies shall be furnished to Lender without charge upon request of Lender. If and to the extent requested by Lender, such insurance shall be endorsed to name Lender as loss payee.

         Section 6.18 Loan Servicing. Service or cause to be serviced the Loans in accordance with applicable Laws, Servicing Agreements and industry standards and take all actions necessary to enforce the obligations of Obligors under the Loans.

                                  Page 26 or 35

         Section 6.19 Insured Closing Letters. At the time of each Request for Advance (and at the time of the closing of the related Loan), Borrower shall have obtained an effective Insured Closing Letter and provide the Lender with evidence of the same from time to time upon request. Borrower agrees to indemnify the Lender in accordance with Section 6:9 for any loss, liability, damage or expense attributable to the failure of the related Closing Agent to comply with the Closing Agent Instructions or any other disbursement or instruction letter or letters of the Borrower, or of the Lender, relating to such Loan. Borrower hereby collaterally assigns to Lender all of its rights, title and interest in, to and under each such Insured Closing Letter, whether now existing or hereafter arising or acquired, relating to or providing coverage for any and all Loans constituting Collateral hereunder, or for the related closing thereof, and each such Insured Closing Letter shall constitute additional Collateral available to the Lender.

                                   ARTICLE VII
                          Borrower's Negative Covenants

         Borrower agrees that so long as Borrower has any unpaid indebtedness or obligation to Lender, contingent or otherwise, Borrower will not, unless Lender first consents in writing:

         Section 7.1 Underwriting Guidelines. Materially change its loan underwriting guidelines, credit approval process or documentation requirements for making or purchasing Loans.

         Section 7.2 Use of Funds. Use any part of the Advances for purposes other than to originate or purchase Loans.

         Section 7.3 Compromise of Collateral. Make any compromise, adjustment or settlement in respect of any Collateral, nor take any actions to impair the value of such Collateral, nor accept anything other than cash or good and readily available funds in payment or liquidation of such Collateral, nor transfer, sell, assign, encumber or deliver any Collateral to any person or entity other than Lender, except as otherwise provided for under this Agreement.

         Section 7.4 Additional Financing Agreements. Become indebted under, or otherwise enter, any financing agreement under which Borrower is extended credit for any purpose.

                                  ARTICLE VIII
                               Events of Default

         The occurrence of any of the following events shall automatically, and without notice thereof except as otherwise provided in this Article VIII, constitute an immediate default under this Agreement and shall automatically give rise to the immediate enforcement and application of the Lender's rights upon default as specified in this Agreement or as otherwise available under applicable law:

         Section 8.1 Failure to Pay. Failure by Borrower to timely make any payment contemplated by Sections 2.6 and 2.7 hereof.

         Section 8.2 Breach of Covenant. Failure of Borrower to perform or maintain any promise, term, or condition of, or any other default under, the Security Documents, or any other agreement under which Borrower has obligations to Lender.

         Section 8.3 Breach of Representation or Warranty. Any representations or warranties contained herein or in any other agreement under which Borrower has obligations to Lender or any statement or certificate at any time given in writing pursuant hereto or in connection herewith or any other agreement under which Borrower has obligations to Lender shall be false or misleading in any respect.

         Section 8.4 Insolvency. Borrower or any guarantor of Borrower's indebtedness under the Line of Credit shall die, suffer a materially, adverse change in financial condition, admit in writing such party's inability to pay its debts, make a general assignment for the benefit of creditors apply for or consent to for such party or such party's business or property.

         Section 8.5 Cross Default. The occurrence of any default under (a) any agreement between the parties relating to the purchase by Lender of the Collateral; (b) any other agreement between Borrower and Lender or any affiliate thereof; or (c) any other evidence of indebtedness or liability for money borrowed by Borrower and due and payable to any person, including Lender, or to any document securing such evidence of indebtedness, and continuance of such default without cure within the applicable cure period.

         Section 8.6 Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any federal or state bankruptcy law or other laws for the relief of debtors shall be instituted by or against Borrower or any guarantor of Borrower's indebtedness under the Line of Credit.

         Section 8.7 Dissolution. Any order, judgment or decree that is entered decreeing the dissolution of Borrower.

         Section 8.8 Decline of Collateral. Failure of Borrower to make such payments or deposit such additional security or Collateral as shall be deemed to be satisfactory by Lender if at any time Lender, in its reasonable discretion, shall determine that the Collateral has declined in value.

         Section 8.9 Insecurity. Lender, in its sole discretion, deems itself to be otherwise insecure.

                                   ARTICLE IX
                         Rights and Remedies of Lender

         Upon the occurrence of any of the Events of Default stated in Article VIII or otherwise in this Agreement, Lender may, at its option, do any one or more of the following, all without demand, presentment or notice, all of which are hereby expressly waived by Borrower:

         Section 9.1 Termination of Commitments. Terminate any obligation Lender may have to make further Advances to Borrower under the Line of Credit.

         Section 9.2 Acceleration of Borrower's Obligations. Declare all or any part of Borrower's outstanding indebtedness contemplated hereunder (including, without limitation, the unpaid principal, interest, costs and expenses owing under this Agreement, the Line of Credit, and the Master Note), or otherwise, to be immediately due and payable.

         Section 9.3 Possession of Collateral and Records. Lender may take possession of such of the Collateral, Loan Documents and the books and records relating thereto as Lender shall not then possess, and for such purpose Lender may enter upon the premises on which any portion of the Collateral, the Loan Documents, or any records of Borrower relating thereto, or any part thereof may be situated, and remove the same therefrom without any liability for suit, action or other proceedings by Borrower. Borrower hereby waives any and all rights to prior notice and to a judicial hearing with respect to the possession of such Collateral, the Loan Documents or the records. Lender may require Borrower to assemble and deliver such Collateral and Loan Documents to any place or places as Lender may designate.

         Section 9.4 Sale of Collateral. Sell or otherwise dispose of any or all of the Collateral upon such terms and under such conditions as Lender in its sole discretion deems advisable, upon five (5) days' advance notice, at public or private sale, conducted by any officer or agent of or auctioneer or attorney for Lender, as designated by Lender, at any location designated by Lender, for cash, upon credit or future delivery, and at such price or prices as Lender shall, in its sole discretion, deem appropriate, and Lender may be the purchaser of any or all of the Collateral so sold. Each purchaser (including Lender) at any such sale shall hold the Collateral so sold free from any claim or right of whatsoever kind, including, without limitation, any equity or right of redemption of Borrower. Borrower hereby specifically waives, to the extent it may lawfully do so, all rights of redemption, stay or appraisal which it has or may have under Law now existing or hereafter adopted. Any notice required by Law of any sale, public or private, of all or any part of the Collateral shall be deemed in all circumstances to have been given in a commercially reasonable manner if placed in the mail at least five (5) days prior to such sale addressed to Borrower at its address last known to Lender. Lender shall not be obligated to make any sale pursuant to any such notice. At any such sale the Collateral may be sold in one lot as an entirety or in separate lots or parcels. In the case of any sale of all or any part of the Collateral for credit or for future delivery, the Collateral so sold may be retained by Lender until the selling price is paid by the purchaser thereof, but Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold, and in case of any such failure, such Collateral may again be sold under and pursuant to the provisions hereof. Lender, as attorney-in-fact of Borrower pursuant to Section 4.3, shall have the power to execute all conveyances, assignments and transfers of the Collateral sold pursuant hereto in its name and stead. Borrower shall, if so requested by Lender, ratify and confirm any sale or sales by executing and delivering to Lender, or to such purchaser or purchasers, all such documents as may, in the judgment of Lender, be advisable for such purpose. All acts of such attorney-in-fact or designee are hereby ratified and approved by Borrower, and such attorney or designee shall not be liable for any acts of omission or commission, nor for any error of judgment or mistake of fact or Law in accordance with this Agreement.

         Section 9.5 Set off. Set off against the unpaid balance of the obligations of Borrower any funds or debts owing to it by Lender. Borrower hereby confirms Lender's right of lien and set off and nothing in this Agreement shall be deemed to constitute any waiver or prohibition thereof.

         Section 9.6 Communication with Obligors. Communicate with and notify any Obligor of any endorsements of the Notes and assignments of the Mortgages hereunder, and require such Obligor to make payments due under the Loan Documents directly to Lender.

         Section 9.7 Collection of Collateral. In any order: (a) require Borrower to continue to service the Loans provided it shall undertake such obligation in accordance with Law and industry standards for sound and prudent servicing; in which event all payments received by Borrower with respect to the Loans shall be immediately paid over to Lender; (b) take over the exclusive right to service the Loans and to otherwise collect any Collateral at the sole expense of Borrower, pursuant to the terms and conditions of a separate written addendum to this Agreement and executed by Lender and Borrower; and (c) enforce its security interest in any or all of the Collateral, in any order. Lender shall not be liable in any manner for any acts done or not done incident to such collection or liquidation. Lender shall have the right to settle, compromise, or adjust the claims or rights of Borrower under the Loan Documents and accept return of the Real Property encumbered thereby, and in turn sell and dispose of such Real Property without notice to or approval of Borrower, except as may otherwise be required by this Agreement or by Law. Lender may employ agents and attorneys, as designated by Lender, to collect or liquidate any Collateral hereunder, and Lender shall not be liable to Borrower for such Collateral, or for any defaults of any such agents and attorneys.

         Borrower agrees to pay and be liable for any and all necessary expenses, including reasonable attorneys' fees and court costs, incurred by Lender in collecting or enforcing its rights in the Collateral, together with interest thereon at the default rate set forth in the Master Note. Lender shall apply all proceeds of collection and other monies under its control to amounts due under this Agreement or to any obligations of Borrower to Lender in any manner in which Lender, in its sole discretion, deems appropriate, and Borrower will continue to be liable for any deficiency.

                                  Page 30 or 35

         Section 9.8 Opening of Mail. Open any mail addressed to Borrower in connection with any Loan or any amounts advanced hereunder. Lender, as attorney-in-fact for Borrower under Section 4.3, may sign tile name of Borrower to any receipts, checks, notes, agreements, or other instruments or letters in order to collect or liquidate Collateral.

         Section 9.9 Default under Section 8.8. Notwithstanding the provisions of this Article IX, if the only default by Borrower under this Agreement is a default under Section 8.8 hereof, then prior to exercising its other remedies hereunder Lender will give Borrower the right to redeem any Collateral which has declined in value for an amount equal to the Loan Value for such Collateral less any principal prepayment applied by Lender with respect to such Collateral or Lender may, at its option, allow Borrower to provide additional Collateral in amounts satisfactory to Lender. If Borrower has not redeemed such Collateral and paid the redemption amount in full or, if allowed by Lender, provided additional Collateral in amounts satisfactory to Lender within five (5) days after Lender gives Borrower written notice to do so, then Lender may proceed with all of its rights and remedies under this Agreement or at Law.

         Section 9.10 Cumulative Nature of Remedies. Each right, power and remedy of Lender herein contained shall be cumulative, and concurrent, and recourse to one right or remedy shall not constitute a waiver or relinquishment of any other right, power or remedy.

                                    ARTICLE X
                            Miscellaneous Provisions

         Section 10.1 Notice. All notices, demands and requests required by this Agreement shall be in writing and shall be deemed to have been given if personally delivered, or deposited into the United States mail (registered or certified mail), postage prepaid, addressed as follows:



         If to Lender:      Corporate Counsel
                            The Money Store
                            2840 Morris Avenue
                            Union, New Jersey 07083
                            (908) 686-2000; (908) 686-6907 (FAX)

         And:               Jeff Rogers - Correspondent Lending
                            The Money Store
                            3301 C Street, Suite 100-M
                            Sacramento, California 95816
                            (916) 446-5000; (916) 443-2399 (FAX)

         If to Borrower:    Westmark Mortgage Corporation
                            355 N.E. Fifth Avenue, Suite 4
                            Delray Beach, Florida 33483
                            Attention: Mark Shaftlein
                            (407) 243-8010; (407) 243-2999 (FAX)

         Section 10.2 Construction. The titles of the Articles and Sections herein appear as a matter of convenience only and shall not affect the construction or interpretation of the terms of this Agreement. Each provision contained in this Agreement shall be construed (absent an express contrary provision therein) as being independent of each other provision contained herein and compliance with any one provision shall not (absent such an express contrary provision) be deemed to excuse compliance with any or all other provisions. The determination by a court of competent jurisdiction that any one provision of this Agreement is either unenforceable, ineffective, or invalid shall not affect the remaining terms of this Agreement, and any such term or provision determined to be invalid or unenforceable shall be deemed t6 be severed from this Agreement.

         Section 10.3 Amendment. This Agreement may not be amended or modified except by a writing signed by all of the parties to this Agreement at the time of the amendment or modification. In the event of any amendment or modification to the terms or conditions hereof, Borrower shall execute and deliver to Lender such documents, including without limitation, a new Master Note, as Lender reasonably may request to reflect the terms and conditions of any such amendment or modification.

         Section 10.4 Execution. An original and one (1) duplicate original of this Agreement shall be signed by the parties, each of which shall be deemed for all purposes to be an original, but all of which together shall constitute one instrument.

         Section 10.5 Choice of Law; Venue and Jurisdiction. The laws of the State of New Jersey shall strictly and absolutely govern the interpretation, construction and enforceability of the Security Documents and the rights and obligations of the parties thereto. Borrower hereby consents to the personal jurisdiction of the courts of the State of New Jersey, including the jurisdiction of the United States District Court of the District of New Jersey (to the extent diversity of citizenship or other jurisdictional basis exists) and agrees that venue and jurisdiction shall be proper in any county in New Jersey, or in the United States District Court of the District of New Jersey if suit is filed to enforce, interpret or construe the Security Documents.

         Section 10.6 Successors and Assigns. This Agreement shall not be assignable by either party hereto, in whole or in part, without the prior written consent of the other party, except that Lender shall have the right to assign this Agreement, in whole or in part, without consent of Borrower, to any subsidiary, affiliate, or parent entity of Lender whether now existing or to be formed.

         Section 10.7 Approval Fees and Expenses of Lender. Borrower shall pay to Lender, on or prior to the date of this Agreement, an approval fee which shall be determined by Lender and of which Lender has notified Borrower prior to consummation of this Agreement, plus actual expenses incurred by Lender in connection with the initial preparation, execution and delivery of the Security Documents. Notwithstanding the payment of any fees, costs or expenses otherwise provided for by this Agreement, Borrower shall pay all reasonable costs and expenses, including without limitation, attorneys fees and costs, recording costs, wiring fees and shipping costs, incurred by Lender at any time after the date of this Agreement in connection with the administration of any Security Document or this Agreement, or the protection, preservation, exercise or enforcement of any right, remedies, powers or benefits thereunder, or the amendment of any Security Document, or the making and repayment of Advances.

         Section 10.8 Incorporation Security Documents. The terms and conditions of the Security Documents are incorporated herein by reference and made a part hereof, as if fully set forth herein. In the event of any inconsistencies between this Agreement and any other Security Document, such inconsistencies shall be construed, interpreted, and resolved so as to benefit Lender, independent of, which of the Security Documents controls, and Lender's election of which interpretation or construction is for the Lender's benefit shall govern.

         Section 10.9 Waivers. Lender may at any time or from time to time waive all or any rights under any of the Security Document, but any waiver or indulgence by Lender at any time or from time to time shall not constitute a future waiver of performance or exact performance by Borrower.

         Section 10.10 No Third Party Beneficiary Rights. No person not a party to the Security Documents shall have any benefit hereunder nor have third party beneficiary rights as a result of the Security Documents.

         Section 10.11 Continuing Obligation. The terms, conditions, representations, warranties and covenants set forth in the Security Documents shall survive the execution and delivery of the Security Documents and all transactions contemplated hereunder and shall constitute continuing obligations of Borrower so long as Borrower has any unpaid indebtedness or obligation to Lender contingent or otherwise.

         Section 10.12 Photocopies Sufficient. A carbon, photograph, photocopy or other reproduction of this Agreement or of a financing statement shall be sufficient as a financing statement for purposes of perfecting the security interests created herein.

         Section 10.13 Time. With respect to the obligations of Borrower hereunder, time is strictly of the essence with respect to this Agreement.

         Section 10.14 No Joint Venture. The relationship of Lender and Borrower is strictly contractual, both parties expressly disclaiming the existence of any joint venture, partnership or relationship between them by virtue of the Security Documents.

         Section 10.15 Final Agreement. The Security Documents contain the final and entire agreement and understanding of the parties and any terms and conditions not set forth therein are neither a part of the Security Documents nor the understanding of the parties hereto. Further, the Security Documents supersede and replace any predecessor agreements, whether written or oral, between the parties, which predecessor agreements shall be automatically void upon the execution of the Security Documents.

         Section 10.16 Recreated or Substituted Collateral. Upon sale or payment in full of a Loan or upon the Maturity Date and full repayment of the Line of Credit requiring return of the Loan Documents to the Borrower, if Lender is unable to locate or produce the Loan Documents, then Lender agrees to cooperate fully with Borrower to legally recreate such Loan Documents. If such Loan Documents cannot be legally recreated, then (i) in the event of such payment in full, Lender will execute and deliver customary lost note affidavits and indemnities for delivery to the mortgagor in order to evidence said payment in full or to Borrower in order to assure Borrower that such Loan has not been transferred by Lender; and (ii) in the event of a sale, Lender may substitute Loan Documents for a different Loan having a substantially similar loan grade, interest rate, principal balance, amortization schedule and term. Borrower will accept such substitute Loan Documents as full performance by Lender, and Borrower will use its best efforts to cause the related Investor to accept same.

         Section 10.17 Standard of Care of Collateral; Lost Collateral. Lender shall have no obligation with respect to any Loan Documents or any other Collateral in its possession or control from time to time other than to exercise reasonable care in the safekeeping and preservation of such documents, or other Collateral as and to the extent required by Section 9-207 of the Uniform Commercial Code of New Jersey as amended from time to time, provided, however, that Lender shall have no duty to take steps to preserve rights against prior parties. It is expressly agreed that Lender shall be deemed to have exercised reasonable care in the custody and preservation of any Loan Documents or other Collateral in its possession if it exercises the same diligence in the care thereof which it exercises in the care of its own property. Lender shall have no liability to Borrower, or any Investor on account of any original Loan Documents delivered or released by Lender pursuant to Section 2.8 of this Agreement which are lost in the course of such delivery or release so long as such original Loan Documents were at the time of such loss in the possession of (i) a reputable courier service selected by Lender or (ii) any courier service selected by Borrower.

         Section 10.18 Lender's Pledge of Collateral. Lender may, from time to time, pledge its security interest in all or part of the Collateral to a third party making a loan to Lender, the purpose of which is to secure such loan made to Lender pursuant to any security agreement between Lender and such third party.

         Section 10.19 Attorneys' Fees. If any legal action or other proceeding is brought for the enforcement of the Security Documents, or because of an alleged dispute, breach, default, claim or misrepresentation arising out of or in connection with any of the provisions of the Security Documents, the successful or prevailing party or parties shall be entitled to recover its reasonable attorneys' fees and other reasonable costs incurred in that action or proceeding, in addition to any other relief to which it may be entitled.

       IN WITNESS WHEREOF, Lender and Borrower have executed this Agreement as of the day and year first above written.

ATTEST:                                   LENDER:

                                          TMS Mortgage Inc.,
                                          a New Jersey corporation

/s/ Frances Ira                           By: /s/ Mimi Thomas
-----------------------                   --------------------------------------
Name: Frances Ira                         Mimi Thomas
Title: Correspondent Approval Officer     Vice President of Operations


                                          BORROWER:

                                          Westmark Mortgage Corporation,
                                          a California corporation


                                          By: /s/ Mark Shaftlein
Payton Story III                          --------------------------------------
--------------------------                Mark Shaftlein
Name: Payton Story III                    President
Title: Sr V.P. of Lending

                             MASTER PROMISSORY NOTE



                                                         3-26, 1997
                                                         ----------
                                                           (Date)



         FOR VALUE RECEIVED, the undersigned Westmark Mortgage Corporation (the "Borrower") promises to pay to TMS Mortgage Inc. (the "Lender"), or its order, at the Lender's offices at 2840 Morris Avenue, Union, New Jersey 07083, or at such other place as the holder of this Master Note may from time to time designate, the principal amount of $5,000,000.00, or so much of the principal amount as may have been disbursed to the Borrower under the terms of that certain Warehouse and Security Agreement (the "Agreement") of even date herewith between the Lender and the Borrower, together with interest at the rate hereafter specified and any and all other amounts which may be payable to the holder of this Master Note by the Borrower, payable in full, if not sooner paid pursuant to the Agreement, on the Repayment Date. All capitalized terms in this Master Note shall have the same meanings as set forth in the Agreement.

         The following terms shall apply to this Master Note:

         1 Interest Rate. Interest shall accrue on the disbursed and unpaid balance hereunder at a floating per annum rate which shall equal the Prime Rate, plus one and one-half percentage points (1.5%). Changes in the interest rate shall be made as of, and immediately upon, the occurrence of any change in the Prime Rate. Interest shall be calculated on the basis of a three hundred sixty
(360) day year applied to the actual days on which there exist an unpaid disbursed principal balance. Payments of accrued and unpaid interest shall be made on the tenth day of each consecutive month of the term of this Master Note beginning with the first month immediately following the date of this Master Note.

         2. Application of Payments. All payments made hereunder shall be applied first to late charges or other amounts owed to holder pursuant to the Agreement, next to accrued and unpaid interest, and then to principal.

         3. Principal Payments. Borrower may prepay this Master Note in whole or in part at any time without penalty or additional interest and shall make principal payments as and when required by and in accordance with the terms of
Section 2.7 of the Agreement.

         4. Late Payment Charge. Should any payment of interest or principal due hereunder be received by the holder of this Master Note after its due date, Borrower shall pay a late payment charge equal to four percent (4%) of the amount then due.

         5. Acceleration Upon Default. Upon a default in the payment of any interest, principal and interest, or any other amounts due hereunder or under the Agreement, or in the performance of any of the covenants, conditions, or terms of the Agreement or any other Security Documents, the holder may, in the holder's sole and absolute discretion and without notice or demand, declare the entire unpaid balance of principal plus accrued and unpaid interest and any other amounts due hereunder and under the Agreement immediately due and payable.

         6. Default Interest Rate. Upon a default in the payment of any amount due under this Master Note or the Agreement, or in the performance of the covenants, conditions, or terms of the Agreement or any other Security Documents, and unless and until cured, the holder hereof may raise the rate of interest accruing on the disbursed unpaid principal balance by six (6) percentage points above the rate of interest otherwise applicable, independent of whether the holder of this Master Note elects to accelerate the unpaid principal balance as a result of such default.

         7. Record of Amounts Owing. The holder of this Master Note is authorized to record the date and amount of each Advance and the date and amount of each repayment of principal thereof and any such recordation shall constitute prima facie evidence of the accuracy of the amount so recorded; provided that the failure of the holder hereof to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Agreement.

         8. Expenses of Collection. Should this Master Note be referred to an attorney for collection, Borrower shall pay all of the holder's costs, fees (including attorneys' fees) and expenses resulting from such referral.

         9. Subsequent Holder. In the event the holder of this Master Note transfers this Master Note for value, Borrower agrees that all subsequent holders of this Master Note shall not be subject to any claims or defenses which Borrower may have against a prior holder, all of which are waived as to the subsequent holder, and that all subsequent holders shall have all of the rights of a holder in due course with respect to Borrower even though the subsequent holder may not qualify, under applicable law, absent this paragraph, as a holder in due course.

         10. Waiver of Protest. Borrower, and any other maker, endorser, or guarantor, waive presentment, notice of dishonor, and protest.

         11. Extension of Maturity. Borrower, and any other maker, endorser, or guarantor, agree that the maturity of this Master Note, or any payment due hereunder, may be extended at any time or from time to time without releasing, discharging, or affecting the liability of such party.

         12. Choice of Law. This Master Note shall be governed, construed, and enforced strictly in accordance with the laws of the State of New Jersey.

         13. Severability. If any provision of this Master Note shall be adjudged invalid, illegal, or unenforceable then such partial invalidity, illegality or unenforceability shall not cause the remainder of this Master Note to be or to become invalid, illegal, or unenforceable and if a provision hereof is held invalid, illegal or unenforceable in one or more of its applications, the parties hereto agree that the provisions shall remain in effect in all valid, legal, and enforceable applications that are severable from the invalid, illegal, or unenforceable application or applications.

         IN WITNESS WHEREOF, the undersigned hereby causes this Master Note to be executed and sealed as of the day and year first above written.

                                             BORROWER:

ATTEST:                                      Westmark Mortgage Corporation
                                             a California corporation

/s/ Payton Story III                        By:/s/ Mark Shaftlein
----------------------------------              ----------------------------
Payton Story III                                Mark Shaftlein
Senior Vice President of Lending                President

                                    GUARANTY

         In consideration for TMS Mortgage Inc., ("Lender") entering into that certain Warehouse and Security Agreement dated as of 3-26 1997, (the "Agreement") with Westmark Mortgage Corporation ("Borrower") and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereinafter, "Guarantor" or "Guarantors",) jointly, severally, unconditionally, personally and irrevocably guaranty the performance by Borrower of all of its obligations under the Agreement, including any addenda thereto, and including but not limited to, Borrower's obligations to repay the indebtedness thereunder and to indemnify Lender. As used in this Guaranty, all capitalized terms shall have the meanings set forth as definitions in Article I of the Agreement.

         The liability under this guaranty shall be absolute and unconditional and unaffected by (i) any amendment or modification of the provisions of the Agreement or any addenda thereto, or any Loan, (ii) any extensions of time for performance required thereby, (iii) the release of Borrower or any other party including one or more but not all of any other Guarantor from performance or observance of any of the agreements, covenants, terms or conditions contained in the Agreement, the Loans, or this guaranty by operation of law, whether made with or without notice, (iv) any release of any real or personal property or other security held by Lender for the performance of the obligations hereby guarantied or provided for in the Loans (v) Lender's failure to obtain, retain, preserve, perfect or enforce any rights against any person (including) Borrower, or any Guarantor) or any property securing payment and performance of the obligations under the Agreement or Loans.

         Guarantor's liability hereunder is a guaranty of payment and performance and not of collectibility, and is not conditional or contingent on, the genuineness, validity, regularity, or enforceability of the Agreement or the Loans, or the pursuit by Lender of any remedies Lender now has or may hereafter have with respect thereto.

         Guarantor makes the following representations, warranties and covenants to Lender as of the date of this Guaranty:

         (a) Guarantor has full power and authority to enter into this Guaranty and to perform this Guaranty. The execution, delivery and performance of this Guaranty by Guarantor have been duly and validly authorized by all necessary action on the part of Guarantor and all required consents or approvals have been duly obtained.

         (b) The financial statements of Guarantor heretofore furnished to Lender are true and correct in all material respects and fully and fairly represent the financial condition of Guarantor as of the date thereof, and no material adverse changes have occurred in the financial condition or, operations of Guarantor since the date of such financial statements.

         (c) Guarantor has received reasonably equivalent value in exchange for the execution, delivery and performance of this Guaranty. Guarantor is solvent and will not become insolvent as a result of the execution, delivery or performance of this Guaranty.

         (d) This Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject as to enforceability to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally.

         Additionally, Guarantor waives any duty on Lender's part to disclose to Guarantor any facts it may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of nonpayment of any obligation hereby guarantied.

         Until all terms, covenants, and conditions of the Agreement hereby guarantied on Borrower's part to be performed and observed are fully performed and observed, Guarantor:

         (a) Shall have no right of subrogation against Borrower by reason of any payments or acts of performance by Guarantor in compliance with Guarantor's obligations under this guaranty;

         (b) Waives any right to enforce any remedy that they shall have against Borrower by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor under this guaranty; and

         (c) Subordinates any liability or indebtedness of Borrower held by Guarantor to the obligations of Borrower to Lender.

         This guaranty shall be binding on each Guarantor and their respective heirs, representatives, executors, successors, and assigns and shall inure to the benefit of and shall be enforceable by Lender, its successors and assigns.

         In the event any litigation arises between Lender, any Guarantor or Borrower, or between any of them and the other, each Guarantor agrees to pay Lender's attorneys' fees and costs.

         This guaranty shall be construed and enforced in accordance with the laws of the State of New Jersey.



Date:    3-26, 1997

                                               /s/ Mark Shaftlein
                                               ----------------------------
                                               Mark Shaftlein

                                  EXHIBIT "A"


                                       TO
                        WAREHOUSE AND SECURITY AGREEMENT
                         BETWEEN TMS MORTGAGE INC. AND
                          WESTMARK MORTGAGE CORPORATION
                                DATED 3-26, 1997



                                 LOAN DOCUMENTS

        With respect to a Loan, the following documents shall constitute the Loan Documents:


(1)     The Credit Application.
(2)     Original Note, with executed endorsement in blank.
(3) Original or certified true copy Mortgage or deed of trust properly executed and recorded, or filed for recording.
(4) Executed Assignment of Mortgage, in blank, as well as all recorded intervening assignments (or certified true copies thereof), filed for recording, if applicable.
(5) Title Policy or preliminary title report identifying legal description and all owners of the property, if applicable.
(6) Completed Verification of Employment (FNMA 1005 or equivalent). Employment verification or acceptable proof, dated not more than sixty
        (60) days prior to the closing of the Loan.
(7) Copies of two recent consecutive pay stubs, W-2 forms and/or, as required signed federal tax returns, or other acceptable proof of income, dated not more than sixty (60) days prior to the closing of the Loan.
(8) The credit report, dated not more than 60 days prior to the closing of the Loan.
(9) A detailed analysis of the credit investigations including investigation of recent credit inquiries.
(10) For self-employed borrowers, two years' signed federal income tax returns with all schedules, and a current profit and loss statement dated not more than sixty (60) days prior to the closing of the Loan.
(11) Mortgage verification including balance and current status, if applicable.
(12) Deposit verification (or equivalent), if applicable, including date opened and balance.
(13)    Copy of the disbursement check or evidence of wire transfer.
(14)    Truth-in-lending Disclosures.
(15)    All disclosures required by state or federal law.
(16)    Appraisals, if applicable.
(17)    Evidence of insurance and loss payable  endorsements,  if applicable.
(18)    Current loan ledger payment history dated not more than thirty
        (30) days prior to the Delivery Date, if applicable.
(19)    Flood Certification and appropriate notices, as required.

                                  EXHIBIT "A"

                                   EXHIBIT "B"

                                       TO
                        WAREHOUSE AND SECURITY AGREEMENT
                          BETWEEN TMS MORTGAGE INC. AND
                          WESTMARK MORTGAGE CORPORATION
                                DATED 3-26, 1997



                         FORM OF BORROWER TRUST RECEIPT


         Received in trust, from TMS Mortgage Inc. as Lender (the "Lender"), the following property:_____________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

which the undersigned hereby undertakes to hold for Lender (for itself and for anyone for whom Lender is acting as agent) and subject to its order for the purpose of being corrected for sale, or otherwise dealt with, as the Lender may direct, and when sold, or otherwise dealt with as directed, to pay the net proceeds to Lender. The undersigned expressly agrees that there is hereby created a trust for Lender, and that Lender may at any time take possession of said property and proceeds wherever located. The undersigned agrees to return to Lender the above-referenced property within five (5) days after the date hereof, and acknowledges that if such above-referenced property is not returned within five (5) days after the date hereof, such property shall be deemed ineligible as Collateral pursuant to the terms of the Warehouse and Security Agreement dated as of _______, 1997 by and between Lender and Westmark Mortgage Corporation (the "Agreement"). The undersigned further acknowledges that there will remain in, and is hereby granted to, said Lender a security interest in the property, (including as the case may be the goods, documents, and instruments), and in contract rights relating thereto, and in the proceeds of all thereof pursuant to the Agreement.



Date:     3-26, 1997                      Westmark Mortgage Corporation,
                                          a California corporation

                                          By: /s/ Mark Shaftlein
                                             ------------------------------
                                                 Mark Shaftlein
                                                 President

                                   EXHIBIT "B"

                                   EXHIBIT "C"
                      TO WAREHOUSE AND SECURITY AGREEMENT
                         BETWEEN TMS MORTGAGE INC., AND
                          WESTMARK MORTGAGE CORPORATION
                              DATED_________, 1997



                              REQUEST FOR ADVANCE

Warehouse Advance For: (name of borrower)        Advance Date:________________
Prepared by:_______________  Phone:_____________        AM/PM__________________



BORROWER NAME:__________________________________________________________________

INTEREST RATE: __________________  LOAN AMOUNT:_________________________________

LOAN TYPE:_____________________________________  ADVANCE AMOUNT:________________

PURCHASE/REFI:_________________(P/R)             TERM:__________________________

CONFORMING/NON-CONFORMING:______________________________________________(C/N)
LOAN SUBJECT TO AGREEMENT TO PLEDGE: __________ YES  _______________ NO
PROPERTY ADDRESS:
STREET ADDRESS:_________________________________________________________________
  CITY, STATE, ZIP:_____________________________________________________________

WIRE FUNDS TO:

         BANK:__________________________________________________________________
  CITY, STATE:__________________________________________________________________
       ABA NO:__________________________________________________________________
   ACCOUNT NO:__________________________________________________________________
 ACCOUNT NAME:__________________________________________________________________

TMS OR other investor name:_____________________________________________________
OTHER INVESTOR BUY PRICE:_________________  LOCK EXPIRATION:____________________

TMS USE ONLY:
DATE ENTERED_______________          WET/DRY____________________________________
ENTERED BY  _______________          NOTE DATE _________________________________
JCODE       _______________          TMS LOAN #:________________________________

The undersigned hereby requests an advance of funds, for the loans ("Loans") and in the amounts described above, pursuant to a Warehouse and Security Agreement dated ________ ("Agreement") which Agreement is incorporated herein by reference, between TMS Mortgage Inc. ("Lender") and the undersigned ("Borrower"). Borrower hereby confirms to Lender, pursuant to the terms of the Agreement, a perfected first lien interest in the Loans and in all related documents and proceeds thereof. Borrower hereby reaffirms and makes to Lender each and every representation, warranty and covenant of Borrower as stated in the Agreement, and Borrower represents that it is not in default under the Agreement and that no conditions or events exist, which with the giving of notice, the passage of time, or both, would place Borrower in default under the Agreement.


Date: ________________________________     By:__________________________________
                                                       [Name of Borrower]

                                  EXHIBIT "D"



                                       TO
                        WAREHOUSE AND SECURITY AGREEMENT
                          BETWEEN TMS MORTGAGE INC. AND
                          WESTMARK MORTGAGE CORPORATION
                                DATED 3-26, 1997


                                                               3-26, 1997
                                                            ------------------
                                                                 (date)
                                                             Union, New Jersey


                             MASTER PROMISSORY NOTE


         FOR VALUE RECEIVED, the undersigned Westmark Mortgage Corporation (the "Borrower") promises to pay to TMS Mortgage Inc. (the "Lender"), or its order, at the Lender's offices at 2840 Morris Avenue, Union, New Jersey 07083, or at such other place as the holder of this Master Note may from time to time designate, the principal amount of $5,000,000.00, or so much of the principal amount as may have been disbursed to the Borrower under the terms of that certain Warehouse and Security Agreement (the "Agreement") of even date herewith between the Lender and the Borrower, together with interest at the rate hereafter specified and any and all other amounts which may be payable to the holder of this Master Note by the Borrower, payable in full, if not sooner paid pursuant to the Agreement, on the Repayment Date. All capitalized terms in this Master Note shall have the same meanings as set forth in the Agreement.

        The following terms shall apply to this Master Note:

         1. Interest Rate. Interest shall accrue on the disbursed and unpaid balance hereunder at a floating per annum rate which shall equal the Prime Rate, plus one and one-half percentage points (1.5%). Changes in the interest rate shall be made as of, and immediately upon, the occurrence of any change in the Prime Rate. Interest shall be calculated on the basis of a three hundred sixty
(360) day year applied to the actual days on which there exist an unpaid disbursed principal balance. Payments of accrued and unpaid interest shall be made on the tenth day of each consecutive month of the term of this Master Note beginning with the first month immediately following the date of this Master Note.

         2. Application of Payments. All payments made hereunder shall be applied first to late charges or other amounts owed to holder pursuant to the Agreement, next to accrued and unpaid interest, and then to principal.

                                EXHIBIT "D" - 1

         3. Principal Payments. Borrower may prepay this Master Note in whole or in part at any time without penalty or additional interest and shall make principal payments as and when required by and in accordance with the terms of
Section 2.7 of the Agreement.

         4. Late Payment Charge. Should any payment of interest or principal due hereunder be received by the holder of this Master Note after its due date, Borrower shall pay a late payment charge equal to four percent (4%) of the amount then due.

         5. Acceleration Upon Default. Upon a default in the payment of any interest, principal and interest, or any other amounts due hereunder or under the Agreement, or in the performance of any of the covenants, conditions, or terms of the Agreement or any other Security Documents, the holder may, in the holder's sole and absolute discretion and without notice or demand, declare the entire unpaid balance of principal plus accrued and unpaid interest and any other amounts due hereunder and under the Agreement immediately due and payable.

         6. Default Interest Rate. Upon a default in the payment of any amount due under this Master Note or the Agreement, or in the performance of the covenants, conditions, or terms of the Agreement or any other Security Documents, and unless and until cured, the holder hereof may raise the rate of interest accruing on the disbursed unpaid principal balance by six (6) percentage points above the rate of interest otherwise applicable, independent of whether the holder of this Master Note elects to accelerate the unpaid principal balance as a result of such default.

         7. Record of Amounts Owing. The holder of this Master Note is authorized to record the date and amount of each Advance and the date and amount of each repayment of principal thereof and any such recordation shall constitute prima facie evidence of the accuracy of the amount so recorded; provided that the failure of the holder hereof to make such recordation (or any error in such recordation) shall not affect the obligations of the Borrower hereunder or under the Agreement.

         8. Expenses of Collection. Should this Master Note be referred to an attorney for collection, Borrower shall pay all of the holder's costs, fees (including attorneys' fees) and expenses resulting from such referral.

         9. Subsequent Holder. In the event the holder of the Master Note transfers this Master Note for value, Borrower agrees that all subsequent holders of this Master Note shall not be subject to any claims or defenses which Borrower may have against a prior holder, all of which are waived as to the subsequent holder, and that all subsequent holders shall have all of the rights of a holder in due course with respect to Borrower even though the subsequent holder may not qualify, under applicable law, absent this paragraph, as a holder in due course.

         10. Waiver of Protest. Borrower, and any other maker, endorser, or guarantor, waive, presentment, notice of dishonor, and protest.


                                 EXHIBIT "D" - 2

         11. Extension of Maturity. Borrower, and any other maker, endorser, or guarantor, agree that the maturity of this Master Note, or any payment due hereunder, may be extended at any time or from time to time without releasing, discharging, or affecting the liability of such party.

         12. Choice of Law. This Master Note shall be governed, construed, and enforced strictly in accordance with the laws of the State of New Jersey.

         13. Severability. If any provision of this Master Note shall be adjudged invalid, illegal, or unenforceable then such partial invalidity, illegality or unenforceability shall not cause the remainder of this Master Note to be or to become invalid, illegal, or unenforceable and if a provision hereof is held invalid, illegal or unenforceable in one or more of its applications, the parties hereto agree that the provisions shall remain in effect in all valid, legal, and enforceable applications that are severable from the invalid, illegal, or unenforceable application or applications.

         IN WITNESS WHEREOF, the undersized hereby causes this Master Note to be executed and sealed as of the day and year first above written.



                                              BORROWER:

ATTEST:                                       Westmark Mortgage Corporation,
                                              a California corporation


                                              By:/s/  Mark Shaftlein
                                                ---------------------------
                                                     Mark Shaftlein
                                                     President

/s/ Payton Story III
----------------------------------
  Payton Story III
  Senior Vice President of Lending

                                 EXHIBIT "D" - 3

                                  EXHIBIT "E"



                                       TO
                        WAREHOUSE AND SECURITY AGREEMENT
                          BETWEEN TMS MORTGAGE INC. AND
                          WESTMARK MORTGAGE CORPORATION
                                DATED 3-26, 1997
                                (the "AGREEMENT")



                               AGREEMENT TO PLEDGE



         This Agreement to Pledge is made pursuant to the Warehouse and Security Agreement dated 3-26, 1997, (the "Agreement") by and between TMS Mortgage Inc. ("Lender") and Westmark Mortgage Corporation ("Borrower"). The Agreement is incorporated herein by this reference.

         Borrower hereby pledges and affirms to Lender, pursuant to the Agreement a perfected first security interest in and to those Loans identified on the Request for Advance accompanying this Agreement to Pledge as Loans that are subject to an Agreement to Pledge.

         Borrower warrants and represents that all Loans subject to this Agreement to Pledge will be closed and funded as of ________, 199_____, (the "Funding Date") (which date shall be no later than one (1) Business Day after the date of the related Advance), and that all required Loan Documents listed in Section 3.2(c) of the Agreement related to the Loans will be obtained at the closing of such Loans.

         Borrower understands and agrees that Lender's receipt of this Agreement to Pledge, the Request for Advance, the Closing Agent Instructions and Insured Closing Letter, all properly completed and executed as applicable is a precondition to Lender's obligation to honor the related Request for Advance.

         Borrower further agrees to deliver all required Collateral Loan Documents related to the Loans to Lender as soon as reasonably possible, but in any event no later than two (2) Business Days after the Advance of funds made by Lender in respect thereof.

         Borrower further represents that each Loan will be properly closed and funded with good funds as of the Funding Date, and agrees to cause all documents in respect of the Loan to be properly completed and executed. Borrower further represents and warrants that as of the Funding Date, the Loans will constitute valid and enforceable obligations of the underlying obligors and that each representation and warranty of Section 5.10 of the Agreement, with respect to each Loan, shall be true and correct as of the related Funding Date.

                                  EXHIBIT "E" - 1

         Borrower further agrees that while it is in possession of any Loans, it will hold same in trust for Lender, without authority to make any other disposition thereof, or of the proceeds thereof, except as may be otherwise permitted in writing by Lender. Borrower assumes the responsibility for loss or destruction of any of the Loan until the same is delivered to Lender.

         Borrower hereby acknowledges receipt of a copy of this Agreement to Pledge.



Date:     3-26, 1997                         Westmark Mortgage Corporation,
                                             a California corporation


                                             By: /s/ Mark Shaftlein
                                             ------------------------------
                                             Mark Shaftlein
                                             President




                                 EXHIBIT "E" - 2

                                  EXHIBIT "G"



                                       TO
                        WAREHOUSE AND SECURITY AGREEMENT
                          BETWEEN TMS MORTGAGE INC. AND
                          WESTMARK MORTGAGE CORPORATION
                                  DATED 3-26, 1997



                                    GUARANTY



         In consideration for TMS Mortgage Inc., ("Lender") entering into that certain Warehouse and Security Agreement dated as of 3-26, 1997, (the "Agreement") with Westmark Mortgage Corporation ("Borrower") and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned (hereinafter, "Guarantor" or "Guarantors",) jointly, severally, unconditionally, personally and irrevocably guaranty the performance by Borrower of all of its obligations under the Agreement, including any addenda thereto, and including but not limited to, Borrower's obligations to repay the indebtedness thereunder and to indemnify Lender. As used in this Guaranty, all capitalized terms shall have the meanings set forth as definitions in Article I of the Agreement.

         The liability under this guaranty shall be absolute and unconditional and unaffected by (i) any amendment or modification of the provisions of the Agreement or any addenda thereto, or any Loan, (ii) any extensions of time for performance required thereby, (iii) the release of Borrower or any other party including one or more but not all of any other Guarantor from performance or observance of any of the agreements, covenants, terms or conditions contained in the Agreement, the Loans, or this guaranty by operation of law, whether made with or without notice, (iv) any release of any real or personal property or other security held by Lender for the performance of the obligations hereby guarantied or provided for in the Loans (v) Lender's failure to obtain, retain, preserve, perfect or enforce any rights against any person (including Borrower, or any Guarantor) or any property securing payment and performance of the obligations under the Agreement or Loans.

         Guarantor's liability hereunder is a guaranty of payment and performance and not of collectibility, and is not conditional or contingent on the genuineness, validity, regularity, or enforceability of the Agreement or the Loans, or the pursuit by Lender of any remedies Lender now has or may hereafter have with respect thereto.

         Guarantor makes the following representations, warranties and covenants to Lender as of the date of this Guaranty:



                                 EXHIBIT "G"- 1

         (a) Guarantor has full power and authority to enter into this Guaranty and to perform this Guaranty. The execution, delivery and performance of this Guaranty by Guarantor have been duly and validly authorized by all necessary action on the part of Guarantor and all required consents or approvals have been duly obtained.

         (b) The financial statements of Guarantor heretofore furnished to Lender are true and correct in all material respects and fully and fairly represent the financial condition of Guarantor as of the date thereof, and no material adverse changes have occurred in the financial condition or operations of Guarantor since the date of such financial statements. -

         (c) Guarantor has received reasonably equivalent value in exchange for the execution; delivery and performance of this Guaranty. Guarantor is solvent and will not become insolvent as a result of the execution, delivery or performance of this Guaranty.

         (d) This Guaranty is a legal, valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, subject as to enforceability to the effect of applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the rights of creditors generally.

         Additionally, Guarantor waives any duty on Lender's part to disclose to Guarantor any facts it may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume, or has reason to believe that such facts are unknown to Guarantor, or has a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of nonpayment of any obligation hereby guarantied.

         Until all terms, covenants, and conditions of the Agreement hereby guarantied on Borrowees part to be performed and observed are fully performed and observed, Guarantor:

         (a) Shall have no right of subrogation against Borrower by reason of any payments or acts of performance by Guarantor in compliance with Guarantor's obligations under this guaranty;

         (b) Waives any right to enforce any remedy that they shall have against Borrower by reason of any one or more payments or acts of performance in compliance with the obligations of Guarantor under this guaranty; and

         (c) Subordinates any liability or indebtedness of Borrower held by Guarantor to the obligations of Borrower to Lender.


                                EXHIBIT "G" - 2

         This guaranty shall be binding on each Guarantor and their respective heirs, representatives, executors, successors, and assigns and shall inure to the benefit of and shall be enforceable by Lender, its successors and assigns.

         In the event any litigation arises between Lender, any Guarantor or Borrower, or between any of them and the other, each Guarantor agrees to pay Lender's attorneys' fees and costs.

         This guaranty shall be construed and enforced in accordance with the laws of the State of New Jersey.


Date:   3-26, 1997



                                                  /s/ Mark Shaftlein
                                                  --------------------------
                                                  Mark Shaftlein

                                 EXHIBIT "G" - 3

                                   EXHIBIT "H"



                                       TO
                       WARE HOUSE AND SECURITY AGREEMENT
                          BETWEEN TMS MORTGAGE INC. AND
                          WESTMARK MORTGAGE CORPORATION
                               DATED________, 1997



                             FORM OF BAILEE LETTER



       Re: Bailee Letter to Investor regarding Transfer of Collateral Under that Warehouse and Security Agreement by and between TMS Mortgage Inc., as Lender, and Westmark Mortgage Corporation, as Borrower, dated_______, 1997 (the "Loan Agreement")

 Dear Investor:

         Enclosed are _______________original promissory notes in the original principal amount of $___________ ("Notes") evidencing the Loans described on the attached schedule, along with other related documents (collectively, "Collateral") relating to Borrower. A security interest in the Collateral has been granted to TMS Mortgage Inc., a New Jersey corporation ("Lender") pursuant to the Loan Agreement. The Borrower has previously delivered possession of the Collateral to Lender.

         All Collateral now or hereafter delivered to you is to be held by you as a bailee for the benefit of Lender, and subject to Lender's exclusive direction and control. Proceeds of all Notes accepted for purchase shall be transferred via wire transfer, within two (2) Business Days of your receipt of Collateral to TMS Mortgage Inc. in immediately available funds to:"_____________ _____________________________________________________________________ for the
purpose of national national warehouse loans for the account of ______________ (insert Borrower's name) ________."

         Prior to the expiration of such two-day period, you agree to (i) remit the purchase price to Lender as described below; (ii) return the Collateral to Lender; or (iii) notify Lender in writing of a defect in the Collateral requiring cure by the Seller and which you intend to have cured, in which event the purchase price shall be remitted or the Collateral delivered to Lender within twenty-one (21) days of your receipt of the Collateral.

         Upon Lender's receipt of such proceeds, Lender's security interest in the Collateral shall terminate without further action. The Collateral has not heretofore been assigned or transferred by Lender to any other party and Lender has not recorded any security interests therein.

                                 EXHIBIT "H" - 1

         Notes which are not accepted for purchase, together with all other related documents, shall be returned, within two (2) Business Days after the date of receipt to: The Money Store, 3301 "C" Street, Suite 801-E, Sacramento, California 95816, Attention: Warehouse Lending Specialist, Correspondent Lending Department.

         Do not honor any communications from Borrower relating to any Collateral without the written or telephonic consent of TMS Mortgage Inc., or until TMS Mortgage Inc. has received proceeds of the sale of such Note. Do not deliver any Collateral to any third party without the written consent of TMS Mortgage Inc. in its capacity as Lender.

         If you have any questions, please call Warehouse Lending Specialist at
(916) 928-3072.

         Please acknowledge receipt and acceptance of the terms of this letter and the Collateral by signing and returning the enclosed copy of this letter and Schedule to The Money Store, 3301 "C" Street, Suite 801-E, Sacramento, California 95816, Attention: Warehouse Lending Specialist, Correspondent Lending.

                                             Very Truly Yours,

                                             TMS Mortgage Inc.

                                             By: ______________________

                                             Name:_____________________

                                             Title:____________________


Received, Acknowledged and Accepted:


INVESTOR:

____________________________________



By:_________________________________
Name:_______________________________
Title:______________________________
Date:_______________________________


                                EXHIBIT "H" - 2

                                   EXHIBIT "I"

                                       TO
                        WAREHOUSE AND SECURITY AGREEMENT
                          BETWEEN TMS MORTGAGE INC. AND
                          WESTMARK MORTGAGE CORPORATION



                          FORM OF MASTER BAILEE LETTER



Re: Contracts with Westmark Mortgage Corporation ("Seller") for Purchase of Mortgage Notes

Dear Sir or Madam:

         Pursuant to the purchase contracts entered and to be entered into between you and Seller, mortgage notes and related documents ("Collateral") will be sent to you from time to time for purchase. Security interests in the Collateral have been granted by Seller to TMS Mortgage Inc. ("Lender") to secure Seller's borrowings under a Warehouse and Security Agreement. The Collateral constitutes collateral for such warehouse borrowings.

         The Collateral will be sent to you from time to time on the understanding that you will hold it for Lender, as its agent and bailee, subject to the direction and control of only Lender, in order to preserve and continue the perfection of Lender's security, interest in such Collateral until it is purchased by you or returned to Lender. Further, you may not take any orders or directions from Seller with respect to the Collateral or take any action with respect to the Collateral that may be inconsistent with the terms of this letter without the prior written consent of Lender.

         By executing this letter, you agree that you will hold the Collateral sent to you pursuant to the terms of the purchase contracts and this letter only as the agent and bailee of Lender, and as such will take no action with respect to the Collateral other than to hold it for examination for no longer than two (2) Business Days from the date it is received by you, subject only to the terms hereof or of an individual bailee letter delivered to you with the subject Collateral. Prior to the expiration of such two-day period, you agree to
(i) remit the purchase price to Lender as described below; (ii) return the Collateral to Lender; or (iii) notify Lender in writing of a defect in the Collateral requiring cure by Seller, and which you intend to have cured, in which event the purchase price shall be remitted or the Collateral delivered to Lender within twenty-one (21) days of your receipt of the Collateral. Prior to remitting payment for the Collateral, you agree not to surrender or transfer any such collateral to any party other than Lender, including Seller. Further, upon receipt of a written notice from Lender that Seller is in default under its obligation and that Lender is exercising its remedies, you agree to promptly either (i) purchase, or (ii) return to Lender, or such other person as Lender designates in the notice, all Collateral then held by you.



                                 EXHIBIT "I" - 1

         Upon receipt of Collateral sent to you for purchase pursuant to the terms of the purchase contracts and this letter, you- may purchase such Collateral only by forwarding the purchase price in immediately available funds by wire transfer as instructed by Lender.

         Any Collateral that does not conform to your requirements shall be immediately returned to ____________________________________________________
_______________________________________________________________________________.

         PLEASE CONFIRM YOUR AGREEMENT TO THE TERMS OF THIS LETTER BY SIGNING AND RETURNING THE ENCLOSED COPIES OF THIS LETTER TO THE AGENT.



                                            Very truly yours,

                                            WESTMARK MORTGAGE CORPORATION,
                                            a California corporation



                                            Name:_________________________
                                            By:___________________________
                                            Title:________________________



                                            TMS MORTGAGE INC., as Lender


                                            Name:_________________________
                                            By:___________________________
                                            Title:________________________



                                 ACKNOWLEDGMENT

         The undersigned hereby agrees to the terms and conditions set forth in the above letter.

                                            [Investor Name]



                                            By:___________________________
                                            Title:________________________
                                            Date:_________________________


                                 EXHIBIT "I" - 2

                                  EXHIBIT "J"



                                       TO
                        WAREHOUSE AND SECURITY AGREEMENT
                          BETWEEN TMS MORTGAGE INC. AND
                          WESTMARK MORTGAGE CORPORATION
                              DATED _________, 1997



                                 INVESTORS LIST




                                  EXHIBIT "J"